UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Limited-Term Diversified Income Fund

December 31, 2022

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Limited-Term Diversified Income Fund	December 31, 2022 (Unaudited)

Performance preview (for the year ended December 31, 2022)

Delaware Limited-Term Diversified Income Fund (Institutional Class shares)	1-year return	-4.12%
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	-4.26%
Bloomberg 1-3 Year US Government/Credit Index	1-year return	-3.69%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks maximum total return, consistent with reasonable risk.

Market review

Russia’s invasion of Ukraine in late February 2022 was notable not just for its human tragedy; it also marked the most substantial use of unconventional economic weapons in response to the conventional weapons of modern warfare. As such, the war in Ukraine had significant economic ramifications, not the least of which was global inflation that climbed to a multidecade high before the year ended.

The war created severe disruptions in the production of Ukrainian agricultural and other commodities. Combined with the economic sanctions imposed on Russia, significant disruptions to global supply chains resulted. Energy and food markets, already confronting shortages and soaring prices stemming from the COVID-19 pandemic, were pressured further.

Central banks around the world attempted to control inflation, which was fueled by supply shortages combined with resilient consumer demand. In particular, Europe felt the brunt of rising energy prices because of its heavy reliance on imports from Russia, complicating the mission of the European Central Bank.

Generally during periods of heightened geopolitical risk and increasing volatility, central banks slow or reverse the pace of interest rate hikes, but this past year was an exception as inflation remained well above their target. The US Federal Reserve raised interest rates and stopped quantitative easing, abandoning the tools that it had previously used to stimulate the economy.

The abrupt rise in interest rates – the US federal funds rate increased from near zero to a range of 4.25% to 4.5% by year end – took a bite out of the interest-rate-sensitive sectors of the economy. Housing felt the burden of higher mortgage rates after enjoying significant appreciation during the pandemic.

Political unrest in China, especially that related to restrictions imposed to control the spread of COVID-19, also contributed to global economic problems. Throughout much of the year, China maintained its aggressive lockdowns of major cities. The zero-COVID policy contributed to ongoing supply chain disruptions and inflationary pressure. In December, China abruptly eased its

Portfolio management review

Delaware Limited-Term Diversified Income Fund

restrictions, opening the door to a potential surge in demand. That could pose new challenges to central banks early in 2023 as they attempt to bring inflation down to acceptable levels.

The US dollar maintained strength for most of the year while the euro declined below parity with the dollar. The war in Ukraine and central banks’ aggressive anti-inflationary monetary policies combined to cause idiosyncratic stressors to bubble to the surface. For example, an acute financial crisis in the UK related to pension plans led the Bank of England to intervene to stabilize the country’s interest rates even though it had been raising rates to fight inflation.

Against this highly volatile backdrop, credit markets behaved reasonably well in 2022, albeit while sustaining broad losses due largely to the move higher in interest rates. However, higher yields were viewed as an opportunity for many fixed income investors and may have provided important technical support at a time when centrals banks across most of the developed world were in the midst of raising short-term rates.

Within the Fund

For its fiscal year ended December 31, 2022, Delaware Limited-Term Diversified Income Fund underperformed its benchmark, the Bloomberg 1-3 Year US Government/Credit Index. The Fund’s Institutional Class shares fell 4.12%. The Fund’s Class A shares declined 4.26% at net asset value and declined 6.85% at maximum offer price (both returns reflect all distributions reinvested). For the same period, the Fund’s benchmark fell 3.69%.

Complete annualized performance for Delaware Limited-Term Diversified Income Fund is shown in the table on page 5.

Investors widely expected that the Fed would be active throughout most of the fiscal year. That expectation became reality at the end of March when the Fed began raising rates. Investors then shifted focus to just how much tightening the Fed would do.

In managing the portfolio, we try to provide rather than take liquidity. Liquidity enables us to take advantage of periods of uncertainty. It provides us with the investment flexibility to take advantage of market opportunities as they arise.

We entered 2022 with an overweight to investment grade corporate credit, which detracted from performance. That was in large part because of the Fund’s overweight to BBB-rated credit, which underperformed. We were attracted to the higher income provided by BBB-rated bonds. Yield opportunities in shorter-term securities moved materially higher. Meanwhile, we maintained our overweight to investment grade corporate credit.

Some key drivers that weighed on performance within investment grade corporate credit included Avolon Holdings Ltd., which leases commercial jet aircraft. Avolon had disappointing financial results, and we exited that credit. However, we have maintained exposure to the industry, as we remain constructive on its economic fundamentals.

Another detractor from relative performance was Credit Suisse Group AG senior unsecured bonds, which we continue to hold. Despite negative performance in 2022, Credit Suisse announced last year that it was executing a new strategic plan, and we are optimistic on the organization’s forward-looking guidance.

We also had a modest exposure to agency mortgage-backed securities (MBS), which detracted from performance based on the mortgage market’s sensitivity to the uncertainties associated with rising interest rates. The rising interest rate environment added to volatility within the MBS market, but we believe that relative to investment grade corporate credit, MBS looks reasonably attractive, and we maintain exposure there.

Yield curve management also detracted from performance. We generally maintained greater interest rate sensitivity in the portfolio than the overall benchmark. Historically, that has helped to counter some of the portfolio’s credit risk. In a normal-functioning fixed income market, as credit spreads widen, yields typically fall, providing a natural offset. However, that was not true in 2022. So, a slight overweight to duration was enough to detract modestly from Fund performance.

Out-of-benchmark exposure to asset-backed securities (ABS) detracted as well but was diversified across multiple subsectors including lease and equipment, floor planning, and high-quality auto segments.

Contributors to the Fund’s relative performance included an underweight to government-related non-corporate issuers as their performance generated negative excess returns. Conversely, our allocation to high yield bonds outperformed the benchmark return. That came from positive security selection, including exposure to senior secure bonds issued by lower-rated insurance broker USI Inc. We remain comfortable owning the bond as we see a favorable insurance-rate environment continuing into the new year.

We also benefited from good security selection in emerging markets relative to the index. This included exposure to higher-quality names within that space. One was a modest allocation to Banco de Credito e Inversiones SA, a Chilean banking company. With commodity prices rising throughout 2022, some exposure to First Quantum Minerals Ltd. benefited performance. Although First Quantum is Canada-based, it operates globally including extensive operations in Latin America and Africa. We continue to own both emerging market securities.

Key risks and opportunities

Monetary policy in the US remains one of the largest uncertainties as we embark on a new year. Markets continue to price in a lower terminal rate (peak interest rate) than the Fed. That indicates that the Fed is likely to tighten more than investors expect. That divergence will be resolved one way or the other and will be determined largely by the trajectory of inflation, which remains well above the Fed’s 2% target rate. The discrepancy in expectations between investors and the Fed suggests there will likely be more market volatility in the coming months.

We expect credit spreads to widen because of that uncertainty. We could also see a shallow recession in late 2023 or early 2024. However, if we are wrong, the risk most likely would be skewed to the downside – a potentially deeper or longer recession.

We are watching for signs that economic slowing could be occurring more quickly than expected. We believe this would increase the risk of a policy mistake by the Fed, further adding to volatility.

We believe that fixed income still offers attractive yields, which should provide a positive factor as investors look at break-even levels and attractiveness relative to other asset classes. Effectively, a yield of 5% or 6% now on a fixed income fund compared with 1% or 2% in January 2022 could provide a buffer if yield spreads materially widen. Now, you’d have to see interest rates move materially higher before that 6% yield disappears.

Portfolio management review

Delaware Limited-Term Diversified Income Fund

Accordingly, this reduces the likelihood of negative returns in fixed income assets today compared with 2022.

The Delaware Limited-Term Diversified Income Fund used derivatives, including interest rate futures and high yield credit default swaps (CDX), to tactically gain access to the high yield asset class. Derivatives detracted from performance more than 50 basis points.

Performance summary

Delaware Limited-Term Diversified Income Fund	December 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. November 24, 1985)
Excluding sales charge	-4.26%	+0.52%	+0.72%	—
Including sales charge	-6.85%	-0.04%	+0.44%	—
Class C (Est. November 28, 1995)
Excluding sales charge	-5.08%	-0.33%	-0.15%	—
Including sales charge	-6.01%	-0.33%	-0.15%	—
Class R (Est. June 2, 2003)
Excluding sales charge	-4.59%	+0.17%	+0.36%	—
Including sales charge	-4.59%	+0.17%	+0.36%	—
Institutional Class (Est. June 1, 1992)
Excluding sales charge	-4.12%	+0.67%	+0.87%	—
Including sales charge	-4.12%	+0.67%	+0.87%	—
Class R6 (Est. May 1, 2017)
Excluding sales charge	-4.06%	+0.74%	—	+0.84%
Including sales charge	-4.06%	+0.74%	—	+0.84%
Bloomberg 1-3 Year US Government/Credit Index	-3.69%	+0.92%	+0.88%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are

Performance summary

Delaware Limited-Term Diversified Income Fund

also subject to an annual (12b-1) fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.94%	1.69%	1.19%	0.69%	0.63%
Net expenses (including fee waivers, if any)	0.64%	1.39%	0.89%	0.39%	0.32%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summary

Delaware Limited-Term Diversified Income Fund

Performance of a $10,000 investment1

For the period December 31, 2012 through December 31, 2022 $12

	Starting value	Ending value
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$10,916
Delaware Limited-Term Diversified Income Fund — Institutional Class shares	$10,000	$10,902
Delaware Limited-Term Diversified Income Fund — Class A shares	$9,725	$10,445

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on December 31, 2012, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg 1-3 Year US Government/ Credit Index as of December 31, 2012. The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506
Class R6	DLTZX	245912886

Disclosure of Fund expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Limited-Term Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Fund return†
Class A	$1,000.00	$1,000.00	0.53%	$2.67
Class C	1,000.00	995.70	1.38%	6.94
Class R	1,000.00	998.20	0.88%	4.43
Institutional Class	1,000.00	1,000.70	0.38%	1.92
Class R6	1,000.00	1,001.00	0.32%	1.61
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,022.53	0.53%	$2.70
Class C	1,000.00	1,018.25	1.38%	7.02
Class R	1,000.00	1,020.77	0.88%	4.48
Institutional Class	1,000.00	1,023.29	0.38%	1.94
Class R6	1,000.00	1,023.59	0.32%	1.63

*“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocations

Delaware Limited-Term Diversified Income Fund	As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	1.46%
Agency Commercial Mortgage-Backed Securities	1.28%
Agency Mortgage-Backed Securities	5.86%
Collateralized Debt Obligations	8.38%
Corporate Bonds	56.69%
Banking	16.27%
Basic Industry	2.19%
Basic Materials	0.04%
Brokerage	0.19%
Capital Goods	4.00%
Communications	2.85%
Consumer Cyclical	3.51%
Consumer Non-Cyclical	3.59%
Electric	5.75%
Energy	4.07%
Finance Companies	3.39%
Financial Services	0.17%
Financials	0.09%
Industrials	0.04%
Insurance	4.19%
Leisure	0.52%
Media	0.05%
Natural Gas	0.39%
Real Estate	0.19%
Real Estate Investment Trusts	0.21%
Technology	2.04%
Technology & Electronics	0.52%
Transportation	2.43%
Non-Agency Asset-Backed Securities	10.74%
Sovereign Bonds	0.22%
US Treasury Obligations	13.20%
Short-Term Investments	1.92%
Total Value of Securities	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%

Schedule of investments

Delaware Limited-Term Diversified Income Fund	December 31, 2022
	Principal amount°	Value (US $)
Agency Asset-Backed Security — 0.00%
Freddie Mac Structured Pass Through Certificates
Series T-30 A5 8.61% 12/25/30 ♦	2,453	$2,381
Total Agency Asset-Backed Security (cost $2,563)		2,381

Agency Collateralized Mortgage Obligations — 1.46%
Fannie Mae Grantor Trust Series 2001-T5 A2 6.973% 6/19/41	13,747	14,104
Freddie Mac REMIC Series 5092 WG 1.00% 4/25/31	5,114,112	4,440,799
Freddie Mac Structured Agency Credit Risk REMIC Trust Series 2021-DNA3 M1 144A 3.031% (SOFR + 0.75%) 10/25/33 #, •	902,410	895,100
Series 2021-HQA1 M1 144A 4.628% (SOFR + 0.70%) 8/25/33 #, •	134,784	134,049
Series 2021-HQA2 M1 144A 4.628% (SOFR + 0.70%) 12/25/33 #, •	580,288	575,712
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ♦	497	518
Series T-58 2A 6.50% 9/25/43 ♦	245,136	247,248
Total Agency Collateralized Mortgage Obligations (cost $7,036,493)		6,307,530

Agency Commercial Mortgage-Backed Securities — 1.28%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K729 A2 3.136% 10/25/24 ♦	2,000,000	1,939,407
Series K734 A1 3.139% 6/25/25 ♦	2,151,615	2,093,757
FREMF Mortgage Trust Series 2017-K724 B 144A 3.498% 12/25/49 #, ♦	1,500,000	1,464,912
Total Agency Commercial Mortgage-Backed Securities (cost $5,862,185)		5,498,076

Agency Mortgage-Backed Securities — 5.86%
Fannie Mae S.F. 15 yr
2.00%4/1/36	1,089,838	970,453
2.50%8/1/35	879,760	807,247
2.50%11/1/35	1,461,840	1,341,373
2.50%7/1/36	29,863	27,409
4.50%9/1/37	71,964	71,491
Fannie Mae S.F. 20 yr
2.50%7/1/41	539,277	472,940

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 20 yr
4.00% 9/1/42	106,218	$100,629
Fannie Mae S.F. 30 yr
2.00% 12/1/50	79,626	65,353
2.00% 2/1/51	135,176	111,307
2.50% 10/1/50	227,980	196,577
3.00% 11/1/49	132,792	119,027
3.50% 10/1/42	615,840	575,231
3.50% 7/1/47	110,749	103,649
3.50% 2/1/48	169,071	156,670
3.50% 11/1/48	222,765	206,426
3.50% 11/1/49	558,374	513,071
3.50% 3/1/50	27,699	25,871
3.50% 8/1/50	48,000	44,505
3.50% 9/1/50	615,477	576,235
3.50% 6/1/51	486,853	443,918
3.50% 1/1/52	198,727	180,862
4.00% 6/1/48	108,157	103,263
4.00% 10/1/48	738,947	708,644
4.00% 9/1/52	134,484	126,151
4.50% 2/1/44	796,650	786,489
4.50% 4/1/44	967,801	955,455
4.50% 9/1/49	761,470	746,270
4.50% 1/1/50	2,188,632	2,169,664
5.00% 7/1/47	3,091,251	3,138,108
5.00% 5/1/48	255,323	256,491
5.00% 8/1/49	1,138,017	1,145,448
5.00% 6/1/52	207,479	204,610
5.50% 5/1/44	2,051,056	2,123,964
6.00% 6/1/41	234,258	242,268
6.00% 7/1/41	2,129,157	2,223,156
6.00% 1/1/42	144,780	151,148
6.00% 12/1/52	191,687	194,574
Freddie Mac S.F. 15 yr
3.00% 3/1/35	396,561	371,462
3.50% 1/1/29	651,176	629,538
Freddie Mac S.F. 20 yr
3.00% 9/1/40	226,986	206,062
Freddie Mac S.F. 30 yr
3.00% 11/1/46	246,295	220,689
3.00% 8/1/50	157,957	141,545
3.50% 3/1/47	72,280	67,810

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
4.00% 5/1/46	87,824	$84,216
4.00% 4/1/52	204,019	191,378
4.50% 8/1/48	514,380	505,145
4.50% 4/1/49	118,367	116,169
4.50% 5/1/49	295,686	289,738
6.00% 5/1/39	15,841	16,546
Total Agency Mortgage-Backed Securities (cost $28,248,891)		25,226,245

Collateralized Debt Obligations — 8.38%
Ballyrock CLO Series 2018-1AA1 144A 5.243% (LIBOR03M + 1.00%) 4/20/31 #, •	2,750,000	2,709,319
Benefit Street Partners CLO IX Series 2016-9AAR 144A 5.353% (LIBOR03M + 1.11%) 7/20/31 #, •	500,000	492,905
Canyon Capital CLO Series 2019-2AAR 144A 5.259% (LIBOR03M + 1.18%, Floor 1.18%) 10/15/34 #, •	2,800,000	2,704,164
Carlyle Global Market Strategies CLO Series 2014-2RAA1 144A 5.656% (LIBOR03M + 1.05%) 5/15/31 #, •	985,636	968,722
CBAM Series 2020-13AA 144A 5.673% (LIBOR03M + 1.43%, Floor 1.43%) 1/20/34 #, •	3,000,000	2,945,343
Cedar Funding IX CLO Series 2018-9AA1 144A 5.223% (LIBOR03M + 0.98%, Floor 0.98%) 4/20/31 #, •	1,500,000	1,478,527
CIFC Funding Series 2013-4AA1RR 144A 5.418% (LIBOR03M + 1.06%, Floor 1.06%) 4/27/31 #, •	2,900,000	2,852,188
Dryden 83 CLO Series 2020-83AA 144A 5.414% (LIBOR03M + 1.22%, Floor 1.22%) 1/18/32 #, •	3,100,000	3,034,912
Galaxy XXI CLO Series 2015-21AAR 144A 5.263% (LIBOR03M + 1.02%) 4/20/31 #, •	1,500,000	1,473,715
KKR CLO 32 Series 32AA1 144A 5.399% (LIBOR03M + 1.32%, Floor 1.32%) 1/15/32 #, •	1,700,000	1,678,155
LCM XVIII Series 18AA1R 144A 5.263% (LIBOR03M + 1.02%) 4/20/31 #, •	2,200,000	2,169,790
Octagon Investment Partners 33Series 2017-1AA1 144A 5.433% (LIBOR03M + 1.19%) 1/20/31 #, •	2,650,000	2,624,952
Octagon Investment Partners 48 Series 2020-3AAR 144A 5.393% (LIBOR03M + 1.15%, Floor 1.15%) 10/20/34 #, •	2,900,000	2,815,984
Sound Point CLO XXI Series 2018-3A A1A 144A 5.507% (LIBOR03M + 1.18%, Floor 1.18%) 10/26/31 #, •	3,200,000	3,119,738
TRESTLES CLO V Series 2021-5AA1 144A 5.413% (LIBOR03M + 1.17%, Floor 1.17%) 10/20/34 #, •	2,500,000	2,424,685

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Venture 34 CLO Series 2018-34AA 144A 5.309% (LIBOR03M + 1.23%, Floor 1.23%) 10/15/31 #, •	700,000	$686,018
Zais CLO 16Series 2020-16AA1R 144A 5.663% (LIBOR03M + 1.42%, Floor 1.42%) 10/20/34 #, •	2,000,000	1,945,786
Total Collateralized Debt Obligations (cost $36,698,464)		36,124,903

Corporate Bonds — 56.69%
Banking — 16.27%
Banco Bradesco 144A 4.375% 3/18/27 #	200,000	192,084
Banco Continental 144A 2.75% 12/10/25 #	585,000	524,081
Banco de Bogota 144A 6.25% 5/12/26 #	200,000	196,477
Banco de Credito del Peru 144A 2.70% 1/11/25 #	200,000	189,650
Banco de Credito e Inversiones
144A 3.50% 10/12/27 #	1,475,000	1,360,245
144A 4.00% 2/11/23 #	200,000	198,753
Banco del Estado de Chile 144A 2.704% 1/9/25 #	220,000	208,034
Banco Internacional del Peru 144A 3.25% 10/4/26 #	200,000	182,292
Banco Santander Mexico 144A 5.95% 10/1/28 #, μ	200,000	199,810
Bancolombia 3.00% 1/29/25	215,000	204,022
Bank Leumi Le-Israel 144A 5.125% 7/27/27 #	200,000	198,908
Bank of America
1.843% 2/4/25 μ	3,125,000	2,997,472
3.458% 3/15/25 μ	4,345,000	4,231,704
4.10% 7/24/23	340,000	338,596
6.204% 11/10/28 μ	75,000	77,570
Bank of China 144A 5.00% 11/13/24 #	200,000	199,006
Bank of Montreal 1.85% 5/1/25	605,000	565,661
Bank of New York Mellon 5.802% 10/25/28 μ	800,000	828,679
Barclays 7.325% 11/2/26 μ	445,000	461,417
BBVA Bancomer 144A 1.875% 9/18/25 #	1,115,000	1,012,387
CIMB Bank 144A 2.125% 7/20/27 #	200,000	175,245
Citigroup
1.281% 11/3/25 μ	1,960,000	1,807,347
2.014% 1/25/26 μ	1,600,000	1,484,048
4.044% 6/1/24 μ	2,430,000	2,414,213
5.61% 9/29/26 μ	240,000	241,279
Citizens Bank 4.119% 5/23/25 μ	2,065,000	2,021,758
Citizens Bank 6.064% 10/24/25 μ	750,000	758,993
Credit Agricole 144A 1.907% 6/16/26 #, μ	650,000	593,070

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Credit Suisse Group
144A 2.593% 9/11/25 #, μ	2,295,000	$2,030,257
144A 6.442% 8/11/28 #, μ	465,000	424,156
Emirates NBD Bank 2.625% 2/18/25	200,000	189,965
Fifth Third Bank 5.852% 10/27/25 μ	1,225,000	1,238,249
Goldman Sachs Group
0.925% 10/21/24 μ	3,535,000	3,387,626
1.542% 9/10/27 μ	179,000	154,635
5.089% (SOFR + 0.81%) 3/9/27 •	4,905,000	4,709,660
Huntington National Bank
4.008% 5/16/25 μ	1,160,000	1,135,379
5.65% 1/10/30	290,000	292,901
ICICI Bank 144A 4.00% 3/18/26 #	200,000	190,889
JPMorgan Chase & Co.
4.023% 12/5/24 μ	7,650,000	7,538,685
4.778% (SOFR + 0.885%) 4/22/27 •	955,000	935,187
4.851% 7/25/28 μ	405,000	395,452
4.898% (SOFR + 0.58%) 3/16/24 •	1,310,000	1,306,310
KeyBank
4.15% 8/8/25	1,140,000	1,114,888
5.85% 11/15/27	180,000	186,114
KeyCorp 3.878% 5/23/25 μ	985,000	964,321
Kookmin Bank 144A 2.875% 3/25/23 #	200,000	199,110
Morgan Stanley
6.138% 10/16/26 μ	4,295,000	4,391,289
6.296% 10/18/28 μ	420,000	434,313
NBK SPC 144A 1.625% 9/15/27 #, μ	200,000	176,234
Oversea-Chinese Banking 144A 4.25% 6/19/24 #	200,000	197,561
PNC Financial Services Group 5.671% 10/28/25 μ	440,000	444,998
Popular 6.125% 9/14/23	523,000	521,034
QNB Finance
2.625% 5/12/25	250,000	236,644
3.50% 3/28/24	380,000	372,302
Shinhan Bank 3.875% 3/24/26	300,000	280,198
State Street
1.684% 11/18/27 μ	660,000	585,501
5.751% 11/4/26 μ	95,000	97,349
5.82% 11/4/28 μ	70,000	72,414
Toronto-Dominion Bank 4.602% (SOFR + 0.355%) 3/4/24 •	3,960,000	3,935,337
Truist Bank 2.636% 9/17/29 μ	2,480,000	2,320,836

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
US Bancorp 5.727% 10/21/26 μ	310,000	$316,076
US Bank 3.40% 7/24/23	1,630,000	1,615,484
Wells Fargo & Co.
3.908% 4/25/26 μ	3,515,000	3,419,359
4.808% 7/25/28 μ	410,000	401,121
		70,074,635

Basic Industry— 2.19%
Avient 144A 5.75% 5/15/25 #	1,540,000	1,504,149
Celanese US Holdings
6.05%3/15/25	215,000	214,345
6.165%7/15/27	700,000	691,552
First Quantum Minerals 144A 7.50% 4/1/25 #	1,585,000	1,546,009
Gold Fields Orogen Holdings BVI 144A 5.125% 5/15/24 #	250,000	248,070
Inversiones CMPC 144A 4.75% 9/15/24 #	1,520,000	1,499,730
MEGlobal Canada 144A 5.00% 5/18/25 #	200,000	196,830
Nucor 3.95% 5/23/25	465,000	455,370
Nutrien 5.95% 11/7/25	1,210,000	1,235,940
OCP 144A 4.50% 10/22/25 #	835,000	817,417
Sasol Financing USA 4.375% 9/18/26	200,000	177,299
Sociedad Quimica y Minera de Chile 144A 3.625% 4/3/23 #	200,000	199,058
Stillwater Mining 144A 4.00% 11/16/26 #	200,000	176,869
Suzano Austria 144A 5.75% 7/14/26 #	200,000	200,878
Vale Overseas 6.25% 8/10/26	200,000	207,491
Volcan Cia Minera 144A 4.375% 2/11/26 #	95,000	81,966
		9,452,973
Basic Materials — 0.04%
Freeport Indonesia 144A 4.763% 4/14/27 #	200,000	193,000
		193,000
Brokerage — 0.19%
SURAAsset Management 144A 4.875% 4/17/24 #	620,000	618,934
XP 144A 3.25% 7/1/26 #	200,000	179,994
		798,928
Capital Goods — 4.00%
Carlisle 0.55% 9/1/23	1,015,000	982,385
Cemex 144A 7.375% 6/5/27 #	200,000	205,576
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	847,000	825,323

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Parker-Hannifin
3.65%6/15/24	1,950,000	$1,909,083
4.25%9/15/27	1,435,000	1,394,673
Roper Technologies 2.35% 9/15/24	4,345,000	4,151,350
Teledyne Technologies 0.95% 4/1/24	5,745,000	5,429,996
TransDigm 144A 8.00% 12/15/25 #	1,232,000	1,252,931
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #	200,000	195,448
WESCO Distribution 144A 7.125% 6/15/25 #	886,000	899,035
		17,245,800
Communications — 2.85%
AMC Networks 5.00% 4/1/24	610,000	571,418
Charter Communications Operating 4.908% 7/23/25	1,515,000	1,486,318
Clear Channel International 144A 6.625% 8/1/25 #	675,000	645,154
Crown Castle 1.05% 7/15/26	1,750,000	1,514,142
IHS Holding 144A 5.625% 11/29/26 #	200,000	166,800
Sprint Spectrum 144A 4.738% 9/20/29 #	253,125	250,261
Time Warner Cable Enterprises 8.375% 3/15/23	1,795,000	1,806,359
T-Mobile USA 3.75% 4/15/27	510,000	481,145
Turk Telekomunikasyon 144A 4.875% 6/19/24 #	200,000	188,800
Verizon Communications 0.75% 3/22/24	3,135,000	2,975,589
Warnermedia Holdings 144A 3.638% 3/15/25 #	2,290,000	2,179,585
		12,265,571
Consumer Cyclical — 3.51%
Alsea 144A 7.75% 12/14/26 #	200,000	198,644
Aptiv 2.396% 2/18/25	1,320,000	1,245,804
Carnival 144A 7.625% 3/1/26 #	947,000	752,263
Daimler Trucks Finance North America 144A 1.625% 12/13/24 #	2,125,000	1,973,620
Ford Motor Credit
2.30%2/10/25	200,000	182,916
3.375%11/13/25	1,635,000	1,480,955
General Motors Financial
4.15%6/19/23	2,850,000	2,835,274
5.033% (SOFR + 0.76%) 3/8/24 •	2,695,000	2,656,429
IRB Holding 144A 7.00% 6/15/25 #	177,000	176,832
JD.com 3.875% 4/29/26	430,000	407,825
Kia
144A 1.00% 4/16/24 #	250,000	235,455
144A 2.375% 2/14/25 #	200,000	185,732

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Mercedes-Benz Finance North America 144A 5.25% 11/29/27 #	265,000	$266,803
Prime Security Services Borrower 144A 5.25% 4/15/24 #	1,008,000	991,902
Sands China 4.30% 1/8/26	200,000	184,830
VF 2.40% 4/23/25	580,000	544,943
VICI Properties 4.95% 2/15/30	830,000	791,212
		15,111,439
Consumer Non-Cyclical — 3.59%
AbbVie
2.60%11/21/24	3,625,000	3,470,500
3.75%11/14/23	340,000	336,714
Conagra Brands 0.50% 8/11/23	1,295,000	1,258,531
DP World Crescent 144A 3.908% 5/31/23 #	615,000	610,752
GE HealthCare Technologies
144A 5.60% 11/15/25 #	250,000	251,808
144A 5.65% 11/15/27 #	250,000	253,364
Gilead Sciences 3.70% 4/1/24	1,615,000	1,588,539
InRetail Consumer 144A 3.25% 3/22/28 #	200,000	172,256
Mondelez International 1.50% 5/4/25	1,210,000	1,120,754
Royalty Pharma 1.20% 9/2/25	3,690,000	3,305,862
Takeda Pharmaceutical 4.40% 11/26/23	638,000	633,106
Teva Pharmaceutical Finance Netherlands III
4.75%5/9/27	250,000	226,287
6.00%4/15/24	250,000	245,534
Viatris 1.65% 6/22/25	2,035,000	1,844,899
Zoetis 5.40% 11/14/25	145,000	148,055
		15,466,961
Electric — 5.75%
Avangrid 3.20% 4/15/25	885,000	846,499
CenterPoint Energy 4.776% (SOFR + 0.65%) 5/13/24 •	5,580,000	5,516,121
Duke Energy 4.875% 9/16/24 μ, ψ	790,000	722,850
Duke Energy Carolinas 3.95% 11/15/28	855,000	822,124
Enel Finance International 144A 4.25% 6/15/25 #	400,000	387,659
Entergy Louisiana 4.05% 9/1/23	2,030,000	2,020,733
Eversource Energy 2.90% 3/1/27	290,000	267,431
Fells Point Funding Trust 144A 3.046% 1/31/27 #	270,000	246,109
National Rural Utilities Cooperative Finance 1.875% 2/7/25	1,720,000	1,614,326
NRG Energy 144A 3.75% 6/15/24 #	2,535,000	2,442,954
Southern California Edison 1.10% 4/1/24	4,155,000	3,948,253

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Vistra Operations
144A 3.55% 7/15/24 #	2,825,000	$2,711,101
144A 5.125% 5/13/25 #	510,000	499,639
WEC Energy Group 0.80% 3/15/24	2,895,000	2,744,024
		24,789,823
Energy — 4.07%
ConocoPhillips 2.40% 3/7/25	1,360,000	1,293,712
Devon Energy 5.25% 9/15/24	853,000	854,244
Enbridge
0.55% 10/4/23	735,000	710,805
2.50% 2/14/25	1,040,000	982,012
4.56% (SOFR + 0.40%) 2/17/23 •	1,705,000	1,704,432
Energean Israel Finance 144A 4.875% 3/30/26 #	200,000	185,640
Energy Transfer 5.55% 2/15/28	1,740,000	1,728,220
KazMunayGas National 144A 4.75% 4/19/27 #	200,000	185,100
MPLX 4.875% 12/1/24	1,955,000	1,940,471
Murphy Oil 5.75% 8/15/25	689,000	678,197
NuStar Logistics 5.75% 10/1/25	1,077,000	1,037,208
Occidental Petroleum 5.50% 12/1/25	1,247,000	1,244,506
ONEOK 7.50% 9/1/23	2,985,000	3,018,791
Pertamina Persero 144A 1.40% 2/9/26 #	200,000	178,920
Petroleos Mexicanos 4.625% 9/21/23	130,000	128,242
QatarEnergy Trading 144A 1.375% 9/12/26 #	200,000	177,644
Saudi Arabian Oil 144A 1.625% 11/24/25 #	405,000	369,930
Southwestern Energy 5.70% 1/23/25	188,000	185,016
Targa Resources Partners 5.00% 1/15/28	810,000	774,027
Tengizchevroil Finance Co International 144A 2.625% 8/15/25 #	200,000	171,952
		17,549,069
Finance Companies — 3.39%
AerCap Ireland Capital DAC
1.65% 10/29/24	1,215,000	1,121,533
3.15% 2/15/24	3,905,000	3,776,650
Air Lease
0.80% 8/18/24	1,755,000	1,617,096
2.875% 1/15/26	875,000	810,559
3.00% 9/15/23	1,225,000	1,204,564
5.85% 12/15/27	245,000	245,155
Aviation Capital Group 144A 1.95% 1/30/26 #	2,940,000	2,562,595
BOC Aviation USA 144A 1.625% 4/29/24 #	200,000	189,936

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
DAE Sukuk DIFC 144A 3.75% 2/15/26 #	200,000	$190,224
USAA Capital 144A 1.50% 5/1/23 #	2,900,000	2,870,716
		14,589,028
Financial Services — 0.17%
Ally Financial 5.75% 11/20/25	771,000	747,716
		747,716
Financials — 0.09%
Goodman HK Finance 4.375% 6/19/24	200,000	195,585
Greenko Mauritius 144A 6.25% 2/21/23 #	210,000	209,213
		404,798
Industrials — 0.04%
Bidvest Group UK 144A 3.625% 9/23/26 #	200,000	180,724
		180,724
Insurance — 4.19%
AIA Group 3.125% 3/13/23	210,000	209,272
Athene Global Funding
144A 1.00% 4/16/24 #	2,535,000	2,371,221
144A 4.899% (SOFR + 0.70%) 5/24/24 #, ●	2,055,000	2,019,580
Brighthouse Financial Global Funding
144A 1.00% 4/12/24 #	2,145,000	2,020,856
144A 4.499% ( 4/12/24 #	1,745,000	1,728,606
Equitable Financial Life Global Funding 144A 0.80% 8/12/24 #	765,000	710,109
Equitable Holdings 3.90% 4/20/23	1,355,000	1,350,678
GA Global Funding Trust 144A 1.00% 4/8/24 #	4,115,000	3,856,847
Humana 5.75% 3/1/28	403,000	412,227
Met Tower Global Funding 144A 3.70% 6/13/25 #	2,280,000	2,213,004
USI 144A 6.875% 5/1/25 #	1,194,000	1,152,120
		18,044,520
Leisure — 0.52%
MGM Resorts International 5.75% 6/15/25	2,300,000	2,238,673
		2,238,673
Media — 0.05%
Sirius XM Radio 144A 3.125% 9/1/26 #	250,000	222,296
		222,296

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Natural Gas — 0.39%
ENN Energy Holdings 144A 4.625% 5/17/27 #	250,000	$243,198
Sempra Energy 3.30% 4/1/25	1,475,000	1,415,711
		1,658,909
Real Estate—0.19%
HAT Holdings I 144A 6.00% 4/15/25 #	821,000	796,370
		796,370
Real Estate Investment Trusts — 0.21%
Digital Realty Trust
4.45% 7/15/28	270,000	256,135
5.55% 1/15/28	465,000	468,912
Trust Fibra UNO 144A 5.25% 1/30/26 #	200,000	193,344
		918,391
Technology — 2.04%
Baidu 1.72% 4/9/26	200,000	178,150
International Business Machines 3.00% 5/15/24	1,280,000	1,245,519
Microchip Technology
0.983% 9/1/24	2,305,000	2,135,768
4.333% 6/1/23	615,000	612,477
NXP 2.70% 5/1/25	100,000	94,224
Oracle 5.80% 11/10/25	100,000	102,350
S&P Global 144A 2.45% 3/1/27 #	945,000	864,458
SK Hynix 144A 1.50% 1/19/26 #	300,000	260,120
Skyworks Solutions 0.90% 6/1/23	2,885,000	2,828,350
Tencent Holdings 144A 3.28% 4/11/24 #	200,000	195,235
TSMC Arizona 3.875% 4/22/27	200,000	192,576
Workday 3.50% 4/1/27	65,000	60,845
		8,770,072
Technology & Electronics — 0.52%
Sensata Technologies
144A 5.00% 10/1/25 #	1,800,000	1,760,995
144A 5.625% 11/1/24 #	465,000	462,796
		2,223,791
Transportation — 2.43%
Adani Ports & Special Economic Zone 144A 3.375% 7/24/24 #	235,000	222,830
Canadian Pacific Railway 1.35% 12/2/24	2,295,000	2,140,821
DAE Funding 144A 1.55% 8/1/24 #	200,000	185,982

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
Delta Air Lines
144A 7.00% 5/1/25 #	2,041,000	$2,087,634
7.375% 1/15/26	476,000	487,124
Mileage Plus Holdings 144A 6.50% 6/20/27 #	1,017,065	1,013,406
Misc Capital Two Labuan 144A 3.75% 4/6/27 #	200,000	181,492
Penske Truck Leasing 144A 4.40% 7/1/27 #	905,000	860,205
Spirit Loyalty Cayman 144A 8.00% 9/20/25 #	581,999	584,891
Triton Container International 144A 1.15% 6/7/24 #	2,725,000	2,521,565
United Airlines 144A 4.375% 4/15/26 #	175,000	162,510
		10,448,460
Total Corporate Bonds (cost $254,158,119)		244,191,947

Non-Agency Asset-Backed Securities — 10.74%
American Express Credit Account Master Trust Series 2022-3 A 3.75% 8/15/27	4,000,000	3,910,363
Avis Budget Rental Car Funding AESOP Series 2019-2AA 144A 3.35% 9/22/25 #	830,000	801,928
BMW Vehicle Lease Trust Series 2022-1 A3 1.10% 3/25/25	3,200,000	3,095,807
Dell Equipment Finance Trust Series 2021-2 A2 144A 0.33% 12/22/26 #	824,588	814,721
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #	1,200,000	1,183,212
Ford Credit Auto Lease Trust Series 2020-B C 1.70% 2/15/25	956,112	955,208
Ford Credit Auto Owner Trust
Series 2021-A B 0.70% 10/15/26	180,000	163,729
Series 2022-A B 1.91% 7/15/27	1,665,000	1,521,488
Ford Credit Floorplan Master Owner Trust A Series 2020-1 A1 0.70% 9/15/25	5,330,000	5,157,893
GM Financial Automobile Leasing Trust
Series 2021-1 B 0.54% 2/20/25	270,000	262,805
Series 2021-2 A4 0.41% 5/20/25	2,073,000	2,005,285
Series 2022-1 B 2.23% 2/20/26	2,150,000	2,037,154
GMF Floorplan Owner Revolving Trust Series 2020-1 A 144A 0.68% 8/15/25 #	1,375,000	1,335,105
Hyundai Auto Lease Securitization Trust Series 2021-A B 144A 0.61% 10/15/25 #	4,100,000	3,998,020

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
JPMorgan Chase Bank Series 2020-2 B 144A 0.84% 2/25/28 #	622,265	$607,534
Tesla Auto Lease Trust Series 2021-A B 144A 1.02% 3/20/25 #	4,725,000	4,515,207
Toyota Lease Owner Trust Series 2021-B A3 144A 0.42% 10/21/24 #	2,505,000	2,435,183
Trafigura Securitisation Finance Series 2021-1A A2 144A 1.08% 1/15/25 #	3,850,000	3,466,752
UNIFY Auto Receivables Trust Series 2021-1AA3 144A 0.51% 6/16/25 #	193,875	191,829
Verizon Master Trust
Series 2022-2 A 1.53% 7/20/28	3,707,000	3,464,727
Series 2022-2 B 1.83% 7/20/28	1,665,000	1,551,978
Verizon Owner Trust Series 2020-C A 0.41% 4/21/25	746,936	734,614
Volkswagen Auto Lease Trust
Series 2020-AA4 0.45% 7/21/25	150,000	147,617
Series 2022-AA3 3.44% 7/21/25	1,950,000	1,908,084
Total Non-Agency Asset-Backed Securities (cost $47,674,280)		46,266,243

Sovereign Bonds — 0.22%Δ
Croatia — 0.05%
Croatia Government International Bond 144A 5.50% 4/4/23 #	200,000	200,318
		200,318
Hong Kong — 0.04%
Airport Authority 144A 1.75% 1/12/27 #	200,000	179,933
		179,933
Philippines — 0.04%
Philippine Government International Bond 3.229% 3/29/27	200,000	192,280
		192,280
Turkey — 0.04%
Turkiye Ihracat Kredi Bankasi 144A 5.75% 7/6/26 #	200,000	182,516
		182,516

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)
Sovereign Bonds Δ (continued)
Uzbekistan — 0.05%
Republic of Uzbekistan International Bonds 144A 4.75% 2/20/24 #	200,000	$196,653
		196,653
Total Sovereign Bonds
(cost $1,013,011)		951,700

US Treasury Obligations — 13.20%
US Treasury Notes
0.375% 9/15/24	1,060,000	988,077
4.125% 10/31/27	2,185,000	2,193,194
4.25% 12/31/24	4,530,000	4,514,605
4.25% 10/15/25	34,775,000	34,753,266
4.50% 11/30/24	14,395,000	14,396,687
Total US Treasury Obligations
(cost $56,742,632)		56,845,829

	Number of shares
Short-Term Investments — 1.92%
Money Market Mutual Funds — 1.92%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.03%)	2,067,904	2,067,904
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.06%)	2,067,904	2,067,904
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.23%)	2,067,904	2,067,904
Morgan Stanley Institutional Liquidity Funds Government
Portfolio – Institutional Class (seven-day effective yield 4.11%)	2,067,904	2,067,904
Total Short-Term Investments
(cost $8,271,616)		8,271,616
Total Value of Securities—99.75%
(cost $445,708,254)		$429,686,470

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $130,944,810, which represents 30.40% of the Fund's net assets. See Note 11 in “Notes to financial statements."
·	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off overtime. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
Δ	Securities have been classified by country of risk.

The following futures contracts were outstanding at December 31, 2022:1

Futures Contracts

Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
276	US Treasury 2 yr Notes	$56,601,562	$56,552,515	3/31/23	$49,047	$—	$(33,920)
(32)	US Treasury 5 yr Notes	(3,453,750)	(3,453,174)	3/31/23	—	(576)	2,750
Total Futures Contracts			$53,099,341		$49,047	$(576)	$(31,170)

Schedule of investments

Delaware Limited-Term Diversified Income Fund

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the variation margin is reflected in the Fund's net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

DIFC – Dubai International Financial Centre

FREMF – Freddie Mac Multifamily

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Limited-Term Diversified Income Fund	December 31, 2022

Assets:
Investments, at value*	$429,686,470
Cash	488,368
Cash collateral due from brokers	394,350
Receivable for fund shares sold	4,064,878
Dividends and interest receivable	2,848,586
Prepaid expenses	8,160
Other assets	3,336
Total Assets	437,494,148
Liabilities:
Payable for securities purchased	4,516,379
Payable for fund shares redeemed	1,625,678
Other accrued expenses	329,463
Distribution payable	124,745
Investment management fees payable to affiliates	62,171
Variation margin due to broker on future contracts	31,170
Administration expenses payable to affiliates	24,254
Distribution fees payable to affiliates	2,336
Total Liabilities	6,716,196
Total Net Assets	$430,777,952
Net Assets Consist of:
Paid-in capital	$536,761,727
Total distributable earnings (loss)	(105,983,775)
Total Net Assets	$430,777,952

Statement of assets and liabilities

Delaware Limited-Term Diversified Income Fund

Net Asset Value
Class A:
Net assets	$216,299,592
Shares of beneficial interest outstanding, unlimited authorization, no par	28,050,194
Net asset value per share	$7.71
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$7.93
Class C:
Net assets	$9,338,731
Shares of beneficial interest outstanding, unlimited authorization, no par	1,212,393
Net asset value per share	$7.70
Class R:
Net assets	$742,653
Shares of beneficial interest outstanding, unlimited authorization, no par	96,345
Net asset value per share	$7.71
Institutional Class:
Net assets	$199,497,301
Shares of beneficial interest outstanding, unlimited authorization, no par	25,887,611
Net asset value per share	$7.71
Class R6:
Net assets	$4,899,675
Shares of beneficial interest outstanding, unlimited authorization, no par	636,176
Net asset value per share	$7.70

*Investments, at cost	$445,708,254

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Limited-Term Diversified Income Fund	Year ended December 31, 2022

Investment Income:
Interest	$10,092,697
Expenses:
Management fees	2,255,913
Distribution expenses — Class A	579,625
Distribution expenses — Class C	100,805
Distribution expenses — Class R	3,785
Dividend disbursing and transfer agent fees and expenses	460,268
Accounting and administration expenses	114,148
Reports and statements to shareholders expenses	68,514
Legal fees	66,689
Audit and tax fees	48,206
Registration fees	46,298
Custodian fees	20,604
Trustees’ fees and expenses	15,984
Other	88,215
3,869,054
Less expenses waived	(1,469,554)
Less waived distribution expenses — Class A	(231,850)
Less expenses paid indirectly	(638)
Total operating expenses	2,167,012
Net Investment Income (Loss)	7,925,685

Statement of operations

Delaware Limited-Term Diversified Income Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(7,182,795)
Foreign currencies	4,129
Futures contracts	(3,274,868)
Swap contracts	143,830
Net realized gain (loss)	(10,309,704)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,087,851)
Foreign currencies	(836)
Futures contracts	105,641
Net change in unrealized appreciation (depreciation)	(17,983,046)
Net Realized and Unrealized Gain (Loss)	(28,292,750)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,367,065)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Limited-Term Diversified Income Fund

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,925,685	$4,121,916
Net realized gain (loss)	(10,309,704)	817,690
Net change in unrealized appreciation (depreciation)	(17,983,046)	(7,658,445)
Net increase (decrease) in net assets resulting from operations	(20,367,065)	(2,718,839)
Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(5,546,328)	(3,260,438)
Class C	(155,545)	(121,591)
Class R	(15,526)	(13,239)
Institutional Class	(5,199,946)	(4,673,033)
Class R6	(134,184)	(94,746)
Return of capital:
Class A	—	(19,538)
Class C	—	(854)
Class R	—	(63)
Institutional Class	—	(16,042)
Class R6	—	(445)
	(11,051,529)	(8,199,989)
Capital Share Transactions:
Proceeds from shares sold:
Class A	31,822,245	23,366,159
Class C	3,548,179	2,553,201
Class R	74,195	106,182
Institutional Class	75,904,229	64,370,934
Class R6	598,055	2,031,791
Net assets from merger:[1]
Class A	—	135,168,861
Institutional Class	—	5,634,030
Class R6	—	132,707

Statements of changes in net assets

Delaware Limited-Term Diversified Income Fund

	Year ended
	12/31/22	12/31/21
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$5,324,399	$3,171,705
Class C	153,156	119,435
Class R	15,326	12,682
Institutional Class	4,053,271	3,582,151
Class R6	134,191	94,316
	121,627,246	240,344,154
Cost of shares redeemed:
Class A	(64,715,473)	(44,821,491)
Class C	(5,018,751)	(13,601,718)
Class R	(136,755)	(201,251)
Institutional Class	(79,907,521)	(117,303,090)
Class R6	(1,392,319)	(874,783)
	(151,170,819)	(176,802,333)
Increase (decrease) in net assets derived from capital share transactions	(29,543,573)	63,541,821
Net Increase (Decrease) in Net Assets	(60,962,167)	52,622,993
Net Assets:
Beginning of year	491,740,119	439,117,126
End of year	$430,777,952	$491,740,119

1 See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Financial highlights

Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
$8.25	$8.44	$8.27	$8.14	$8.46
0.13	0.07	0.11	0.21	0.20
(0.48)	(0.11)	0.23	0.15	(0.29)
(0.35)	(0.04)	0.34	0.36	(0.09)
(0.19)	(0.15)	(0.14)	(0.20)	(0.19)
—	— [2]	(0.03)	(0.03)	(0.04)
(0.19)	(0.15)	(0.17)	(0.23)	(0.23)
$7.71	$8.25	$8.44	$8.27	$8.14
(4.26%)	(0.45%)	4.16%	4.51%	(1.08%)
$216,299	$260,162	$148,185	$137,798	$168,003
0.53%	0.54%	0.54%	0.54%	0.60%
0.96%	0.95%	0.96%	0.96%	0.95%
1.71%	0.89%	1.32%	2.58%	2.46%
1.28%	0.48%	0.90%	2.16%	2.11%
110%	205%	224%	123%	130%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
$8.24	$8.44	$8.27	$8.14	$8.45
0.07	—	0.04	0.14	0.13
(0.49)	(0.12)	0.23	0.15	(0.28)
(0.42)	(0.12)	0.27	0.29	(0.15)
(0.12)	(0.08)	(0.07)	(0.13)	(0.12)
—	— [2]	(0.03)	(0.03)	(0.04)
(0.12)	(0.08)	(0.10)	(0.16)	(0.16)
$7.70	$8.24	$8.44	$8.27	$8.14
(5.08%)	(1.41%)	3.28%	3.63%	(1.80%)
$9,339	$11,355	$22,565	$36,977	$64,324
1.38%	1.39%	1.39%	1.39%	1.45%
1.71%	1.70%	1.71%	1.71%	1.70%
0.86%	0.04%	0.47%	1.73%	1.61%
0.53%	(0.27%)	0.15%	1.41%	1.36%
110%	205%	224%	123%	130%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
$8.25	$8.44	$8.28	$8.14	$8.46
0.11	0.04	0.08	0.18	0.18
(0.49)	(0.11)	0.22	0.16	(0.30)
(0.38)	(0.07)	0.30	0.34	(0.12)
(0.16)	(0.12)	(0.11)	(0.17)	(0.16)
—	— [2]	(0.03)	(0.03)	(0.04)
(0.16)	(0.12)	(0.14)	(0.20)	(0.20)
$7.71	$8.25	$8.44	$8.28	$8.14
(4.59%)	(0.80%)	3.66%	4.27%	(1.43%)
$743	$843	$946	$1,586	$2,753
0.88%	0.89%	0.89%	0.89%	0.95%
1.21%	1.20%	1.21%	1.21%	1.20%
1.36%	0.54%	0.97%	2.23%	2.11%
1.03%	0.23%	0.65%	1.91%	1.86%
110%	205%	224%	123%	130%

Financial highlights

Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
$8.25	$8.44	$8.27	$8.14	$8.46
0.15	0.09	0.12	0.23	0.22
(0.49)	(0.12)	0.23	0.15	(0.30)
(0.34)	(0.03)	0.35	0.38	(0.08)
(0.20)	(0.16)	(0.15)	(0.22)	(0.20)
—	— [2]	(0.03)	(0.03)	(0.04)
(0.20)	(0.16)	(0.18)	(0.25)	(0.24)
$7.71	$8.25	$8.44	$8.27	$8.14
(4.12%)	(0.30%)	4.31%	4.67%	(0.93%)
$199,497	$213,457	$262,775	$249,667	$240,614
0.38%	0.39%	0.39%	0.39%	0.45%
0.71%	0.70%	0.71%	0.71%	0.70%
1.86%	1.04%	1.47%	2.73%	2.61%
1.53%	0.73%	1.15%	2.41%	2.36%
110%	205%	224%	123%	130%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets[4]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
$8.24	$8.44	$8.27	$8.14	$8.45
0.15	0.09	0.13	0.23	0.22
(0.48)	(0.12)	0.23	0.15	(0.28)
(0.33)	(0.03)	0.36	0.38	(0.06)
(0.21)	(0.17)	(0.16)	(0.22)	(0.21)
—	— [2]	(0.03)	(0.03)	(0.04)
(0.21)	(0.17)	(0.19)	(0.25)	(0.25)
$7.70	$8.24	$8.44	$8.27	$8.14
(4.06%)	(0.36%)	4.38%	4.74%	(0.75%)
$4,900	$5,923	$4,646	$3,059	$1,631
0.32%	0.32%	0.32%	0.32%	0.38%
0.65%	0.63%	0.63%	0.64%	0.62%
1.92%	1.10%	1.54%	2.80%	2.68%
1.59%	0.79%	1.23%	2.48%	2.44%
110%	205%	224%	123%	130%

Notes to financial statements

Delaware Limited-Term Diversified Income Fund	December 31, 2022

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Limited-Term Diversified Income Fund, Delaware Tax-Free New Jersey Fund, and Delaware Tax-Free Oregon Fund. These financial statements pertain to Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment, other than ETFs, companies are valued at their published net asset value (NAV). For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund's successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund's investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations - In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the "Statement of assets and liabilities" as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the "Schedule of investments."

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.39% of the Fund’s Class A, Class C, Class R, and Institutional Class average daily net assets and 0.32% of the Fund’s Class R6 shares average daily net assets from January 1, 2022 through December 31, 2022.* For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first

$35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, the Fund paid $33,498 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, the Fund paid $57,589 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. DDLP has contractually agreed to waive Class A shares’ 12b-1 fee to 0.15% of average daily net assets from January 1, 2022 through December 31, 2022.* The waiver is calculated daily and received monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended December 31, 2022, the Fund paid $10,778 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees.

For the year ended December 31, 2022, DDLP earned $3,972 for commissions on sales of the Fund’s Class A shares. For the year ended December 31, 2022, DDLP received gross CDSC commissions of $1,132 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from April 29, 2022 through April 29, 2023.

3. Investments

For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$112,094,817
Purchases of US government securities	370,473,127
Sales other than US government securities	126,790,138
Sales of US government securities	382,336,850

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$449,915,747
Aggregate unrealized appreciation of investments and derivatives	$841,036
Aggregate unrealized depreciation of investments and derivatives	(20,973,371)
Net unrealized depreciation of investments and derivatives	$(20,132,335)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 −	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Agency Asset-Backed Security	$—	$2,381	$2,381
Agency Collateralized Mortgage Obligations	—	6,307,530	6,307,530
Agency Commercial Mortgage-Backed Securities	—	5,498,076	5,498,076
Agency Mortgage-Backed Securities	—	25,226,245	25,226,245
Collateralized Debt Obligations	—	36,124,903	36,124,903
Corporate Bonds	—	244,191,947	244,191,947
Non-Agency Asset-Backed Securities	—	46,266,243	46,266,243
Sovereign Bonds	—	951,700	951,700
US Treasury Obligations	—	56,845,829	56,845,829

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

	Level 1	Level 2	Total
Short-Term Investments	$8,271,616	$—	$8,271,616
Total Value of Securities	$8,271,616	$421,414,854	$429,686,470
Derivatives[1]
Assets:
Futures Contracts	$49,047	$—	$49,047
Liabilities:
Futures Contracts	$(576)	$—	$(576)

1 Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. The Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund's net assets. During the year ended December 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Year ended
	12/31/22	12/31/21
Ordinary income	$11,051,529	$8,163,047
Return of capital	—	36,942
Total	$11,051,529	$8,199,989

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$536,761,727
Undistributed ordinary income	514,142
Distributions payable	(124,745)
Capital loss carryforwards	(85,848,946)*
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(20,524,226)
Net assets	$430,777,952

*  A portion of the Fund's capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions, foreign capital gains taxes, and amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral on straddle losses, mark-to-market of futures contracts, tax treatment of swap contracts, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Fund had no reclassifications.

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$22,547,726	$63,301,220	$85,848,946

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/22	12/31/21
Shares sold:
Class A	4,039,237	2,778,588
Class C	454,886	307,296
Class R	9,455	12,683
Institutional Class	9,669,965	7,695,615
Class R6	75,973	245,244

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

6. Capital Shares (continued)

	Year ended
	12/31/22	12/31/21
Shares from merger:[1]
Class A	—	16,187,888
Institutional Class	—	675,543
Class R6	—	15,912
Shares issued upon reinvestment of dividends and distributions:
Class A	679,355	380,454
Class C	19,598	14,298
Class R	1,958	1,519
Institutional Class	517,582	429,101
Class R6	17,133	11,309
	15,485,142	28,755,450
Shares redeemed:
Class A	(8,193,742)	(5,369,213)
Class C	(639,533)	(1,618,329)
Class R	(17,234)	(24,078)
Institutional Class	(10,183,371)	(14,044,781)
Class R6	(175,559)	(104,452)
	(19,209,439)	(21,160,853)
Net increase (decrease)	(3,724,297)	7,594,597

1 See Note 7.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended and December 31, 2022 and 2021, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
Year ended
12/31/22	2,098	2,330	2,665	4,992	2,101	$55,211
12/31/21	34,550	74,631	—	70,070	39,097	914,869

7. Reorganization

On May 27, 2021, the Board approved a proposal to reorganize Delaware Limited Duration Bond Fund, a series of Delaware Group® Equity Funds IV (the “Acquired Fund”) with and into Delaware Limited-Term Diversified Income Fund (the “Acquiring Fund”), (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of a Fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on September 17, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

	Acquired Funds Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
	Delaware Limited Duration Bond Fund		Delaware Limited-Term Diversified Income Fund
Class A	$135,168,861	14,497,661	16,187,888	$139,412,276	1.1166
Institutional
Class	5,634,030	602,541	675,543	236,217,556	1.1212
Class R6	132,707	14,167	15,912	4,372,466	1.1232

The net assets of the Acquiring Fund before the Reorganization were $391,466,063. The net assets of the Acquiring Fund immediately following the Reorganization were $532,401,661.

Assuming the Reorganization had been completed on January 1, 2021, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2021, would have been as follows:

Net investment income	$7,215,398
Net realized gain on investments	787,093
Net change in unrealized appreciation (depreciation)	(10,012,395)
Net decrease in net assets resulting from operations	$(2,009,904)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on September 17, 2021.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2022, the Fund posted $394,350 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities".

During the year ended December 31, 2022, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2022, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2022, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

9. Derivatives (continued)

credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2022.

During the year ended December 31, 2022, the Fund used CDS contracts to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

During the year ended December 31, 2022, the Series experienced unrealized gains or losses attributable to futures holdings, which are disclosed on the “Statement of assets and liabilities”.

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(3,274,868)	$—	$(3,274,868)
Credit contracts	—	143,830	143,830
Total	$(3,274,868)	$143,830	$(3,131,038)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$105,641

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended December 31, 2022:

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	69,179,721	9,783,090
CDS contracts (average notional value)	—	402,483

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

10. Securities Lending (continued)

securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended December 31, 2022, the Fund had no securities out on loan.

11. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

11. Credit and Market Risk (continued)

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Fund's financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds and Shareholders of Delaware Limited-Term Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Limited-Term Diversified Income Fund (one of the series constituting Delaware Group® Limited-Term Government Funds, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2022, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Limited-Term Diversified Income Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), and Macquarie Investment Management Europe Limited (“MIMEL” and together with MIMGL and MIMAK, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment-grade debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile, for the 3-, and 5-year periods was in the third quartile, and for the 10-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of September 2020. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that, as of March 31, 2022, the Fund’s net assets exceeded its first breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund's most recent Form N-PORT are available without charge on the Fund's website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None
Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)
Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010– Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate Income
Trust, Inc. (2018–Present)
vTv Therapeutics Inc.
 (2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
					(2015–2019)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology) (2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
Ivy Funds Complex (2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National
Association of Corporate
Directors (2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)
Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven
Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]
Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Annual report

Fixed income mutual funds

Delaware Tax-Free New Jersey Fund

Delaware Tax-Free Oregon Fund

December 31, 2022

Carefully consider the Funds' investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds' prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Oregon Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Oregon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of December 31, 2022, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Funds by Macquarie® tax-exempt funds	December 31, 2022 (Unaudited)

Performance preview (for the year ended December 31, 2022)

Delaware Tax–Free New Jersey Fund (Institutional Class shares)	1-year return	-9.46%
Delaware Tax–Free New Jersey Fund (Class A shares)	1-year return	-9.67%*
Bloomberg Municipal Bond Index (benchmark)	1-year return	-8.53%
Lipper New Jersey Municipal Debt Funds Average	1-year return	-9.88%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

For complete, annualized performance for Delaware Tax–Free New Jersey Fund, please see the table on page 6. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

The Lipper New Jersey Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in New Jersey.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance preview (for the year ended December 31, 2022)

Delaware Tax–Free Oregon Fund (Institutional Class shares)	1-year return	-9.58%
Delaware Tax–Free Oregon Fund (Class A shares)	1-year return	-9.86%
Bloomberg Municipal Bond Index (benchmark)	1-year return	-8.53%
Lipper Other States Municipal Debt Funds Average	1-year return	-9.62%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax–Free Oregon Fund, please see the table on page 10. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities exempt from taxation in a specified state or city.

Please see page 13 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1

Portfolio management review

Delaware Funds by Macquarie® tax-exempt funds

Investment objectives

Delaware Tax-Free New Jersey Fund seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of the state of New Jersey.

Delaware Tax-Free Oregon Fund seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of the state of Oregon.

Economic backdrop

For the fiscal year ended December 31, 2022, inflation in the US was a major concern for policymakers and investors. Higher energy costs, worsened by Russia’s invasion of Ukraine in February, and disruptions in the supply chain primarily drove the rise in prices. In June, the US Consumer Price Index peaked at an annual increase of 9.1%, the fastest rise in more than 40 years. However, this trend reversed during the second half of the year. By December, the CPI had dropped to an annual increase of 6.5% – still historically high but the lowest increase in more than a year, as interest rate hikes by the US Federal Reserve appeared to be having their desired impact.

As the Fed grew more concerned about inflation, the US central bank took aggressive action by raising short-term interest rates. Throughout the year, the Fed increased rates frequently and rapidly, raising the federal funds rate on seven separate occasions, taking it from effectively zero to 4.50% by the end of 2022. Although the Fed was initially expected to continue raising rates in 2023, most analysts believed the rate-hiking cycle was approaching a close as concerns of a potential recession grew.

Amid rising inflation and interest rates, the US economy began the fiscal year on a downturn. In the first half of 2022, the country’s gross domestic product (GDP) – a measure of national economic output – decreased by an annualized -1.6% and -0.6%, in the first and second quarter, respectively. However, in the third quarter (the latest quarter for which data was available), US GDP grew by 3.2%, driven by strong exports and consumer spending.

Despite the challenging economic conditions, the US job market remained robust throughout the year. The unemployment rate began 2022 at a historically low 4.0%, a significant improvement from the pandemic peak of 14.7% in April 2020. By the end of the fiscal year, the rate stood at 3.5%, matching a 50-year low.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Municipal bond market conditions

In what was a generally challenging environment for fixed income investors, the municipal bond market, as measured by the Bloomberg Municipal Bond Index, returned -8.53% for the fiscal year ended December 31, 2022.

For most of the year, an unfavorable technical backdrop hurt the municipal bond market. Despite generally healthy credit quality among municipal issuers, rising interest rates, and concerns that higher inflation would lead to even more rate hikes by the Fed led to significant outflows from municipal bond funds, causing a decrease in bond values. However, toward the end of the Funds’ fiscal year, as investors’ concerns about inflation eased and the possibility of the Fed ending its rate-hike cycle grew, outflows from the municipal bond market slowed and demand for municipal securities increased. This helped the market recover some of the value it had lost earlier in the year.

In this market environment, a clear pattern emerged, where bonds with longer durations

2

(meaning more sensitive to changes in interest rates) underperformed those with shorter durations, as investors worried about interest rate risk. Additionally, bonds with lower credit ratings were more likely to lag their higher-rated counterparts during the fiscal year.

The following tables show municipal bond returns by maturity length and by credit quality for the fiscal year ended December 31, 2022.

Returns by credit rating

AAA	-7.93%
AA	-7.97%
A	-9.06%
BBB	-11.63%

Returns by maturity

1 year	-1.13%
3 years	-3.39%
5 years	-5.26%
10 years	-6.57%
22+ years	-15.58%

Source: Bloomberg.

Economic backdrop in the states

New Jersey’s realized revenues for the first six months of fiscal year 2023 totaled $18.7 billion, which is 3.2% higher than the same period for the prior fiscal year. Gross income tax totaled $7.4 billion, which is 6.8% higher than fiscal year 2022’s gross income tax revenues; sales tax totaled $5.3 billion, which is 7.0% higher than fiscal year 2022’s sales tax revenues; and corporate business tax revenue totaled $2.4 billion, which is 2.3% higher than fiscal year 2022’s corporate business tax revenue. New Jersey’s November 2022 preliminary unemployment rate of 3.4% was below the national unemployment rate of 3.7% and showed improvement from New Jersey’s November 2021 unemployment rate of 5.1%.

(Sources: njleg.state.nj.us/budget-finance/ols-revenue-snapshot, bls.gov)

Oregon’s current 2021-2023 biennium December 2022 forecast was revised upward from the September 2022 forecast and from the initial 2021 forecast. Gross general fund revenues are expected to reach $28.3 billion, which is a 1.5% increase from the September 2022 forecast and a 21.3% increase from the initial 2021 forecast. Based on the December 2022 forecast, personal income tax revenues are expected to total $23.9 billion, which is 0.4% higher than the September 2022 forecast; corporate income tax revenues are expected to total $2.6 billion, which is 8.1% higher than the September 2022 forecast, and all other revenues are expected to total $1.7 billion, which is 6.5% higher than the September 2022 forecast. Oregon’s November 2022 preliminary unemployment rate of 4.4% was above the national unemployment rate of 3.7% and showed weakening from Oregon’s November 2021 unemployment rate of 4.2%. (Sources: oregon.gov/das/OEA, bls.gov)

Maintaining our management approach

For the two Funds discussed in this report, we maintained a consistent management approach, as we do regardless of the market environment. We employ a bottom-up investment strategy, relying on deep credit research to select municipal securities on an issuer-by-issuer basis. Our strategy emphasizes tax-exempt bonds that offer what we believe is a favorable balance between risk and return potential for the Funds’ shareholders.

We are highly confident in our team’s credit research capabilities. Thus, we prioritize lower-rated, higher-yielding bonds with strong credit fundamentals when searching for new investments to add to the Funds’ portfolios.

3

Portfolio management review

Delaware Funds by Macquarie® tax-exempt funds

We believe these types of securities provide us greater opportunity to add value for the Funds’ shareholders.

As of the end of the fiscal year on December 31, 2022, roughly 30.9% of the assets of Delaware Tax-Free New Jersey Fund was invested in bonds with lower-investment-grade credit ratings (rated A and BBB). Approximately 19.0% of the net assets of Delaware Tax-Free Oregon Fund was invested in bonds from these same credit tiers. Because the Oregon municipal marketplace tends to feature substantial high-quality issuance, it can sometimes be difficult to find lower-quality bonds that meet our stringent credit standards. In those cases, we stay on the lookout for attractive new opportunities to add to the portfolio while remaining selective about the bonds we ultimately do purchase.

As of December 31, 2022, both Funds maintained allocations to non-rated bonds. Whenever we invest in non-rated bonds or securities rated below-investment-grade, we thoroughly analyze the securities’ credit risk and emphasize those issues we believe offer the Funds’ shareholders a favorable risk-reward balance. At the end of this fiscal year, Delaware Tax-Free New Jersey Fund had an allocation of 8.8% to non-rated debt, while 11.4% of Delaware Tax-Free Oregon Fund’s net assets were in non-rated bonds.

Pursuing scarce opportunities

As market conditions weakened throughout most of 2022, municipal bond mutual funds across the industry, including both Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Oregon Fund, experienced net shareholder redemptions. At various times, then, we had to sell bonds to generate proceeds to fund these investment outflows.

We sold bonds in a very deliberate way so that we could maintain our desired positioning for the Funds. When possible, we sold higher-coupon bonds or bonds with shorter call dates, which allowed us to maintain sufficient duration in the portfolio and seek to position the Funds to benefit from an eventual market recovery. In other words, we sought to hold onto as many securities as possible that we believed would offer attractive long-term total-return prospects once market conditions begin to heal.

Given the municipal bond market’s struggles in 2022, we periodically took advantage of the opportunity to engage in tax-loss swaps. With this strategy, we exchanged lower-yielding bonds for higher-yielding ones, often in the higher-quality segments of the marketplace, where we tended to find better value. With these swaps, we were able to obtain better yields for the Funds at a comparable amount of risk, while also generating tax losses that we will be able to apply against capital gains in the future.

The combination of net shareholder outflows throughout much of the fiscal year and a relatively limited supply of lower-rated municipal issuance in New Jersey and particularly Oregon meant we were not especially active purchasers of new bonds during the fiscal year. When we did have proceeds available to invest during the fiscal year, we evaluated new purchase opportunities case by case. Our new purchases tended to focus on creditworthy bonds that were relative underperformers during the market downturn, as we believed these would be better positioned to rebound once market conditions improve.

Individual performance effects

As we discussed, longer-duration bonds generally underperformed shorter-duration

4

bonds for the fiscal year, while higher-rated issues tended to outpace their lower-quality counterparts. Accordingly, many of the Funds’ strongest and weakest performers over the 12-month period reflected these performance trends. Notably, given how weak market conditions were, even the Funds’ leading individual performers produced modestly negative returns.

In Delaware Tax-Free New Jersey Fund, the weakest-performing securities were bonds issued by the New Jersey Transportation Trust Fund Authority and zero-coupon issues of New Jersey Transit Corporation. These securities, which returned -32% and -24%, respectively, for the Fund for the fiscal year, were hurt by their lower-investment-grade credit ratings and relatively long durations. In contrast, the Fund’s strongest-performing holdings over the 12 months were highly rated general obligation parking revenue bonds for the Township of Montclair and pre-refunded bonds for the Bergen County Improvement Authority, which benefited from their short duration. Both issues returned -2% for the Fund for the fiscal year.

In Delaware Tax-Free Oregon Fund, the weakest-performing securities were general obligation bonds for the City of Boardman (-32%), whose relatively high degree of interest rate sensitivity hampered results, while a long duration and lower-investment-grade credit rating weighed on higher education bonds for Willamette University (-24%). In contrast, the Fund’s strongest performers included multifamily bonds for Home Forward (0%), an administrator of housing programs, and Washington County School District Bonds for Forest Grove (-1%). In both cases, the bonds outperformed due to their shorter maturities and relatively high credit quality.

5

Performance summaries

Delaware Tax–Free New Jersey Fund	December 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. September 13, 1988)
Excluding sales charge	-9.67%*	+0.96%	+1.57%	—
Including sales charge	-13.73%	+0.15%	+1.16%	—
Institutional Class (Est. May 1, 2013)
Excluding sales charge	-9.46%	+1.20%	—	+1.67%
Including sales charge	-9.46%	+1.20%	—	+1.67%
Bloomberg Municipal Bond Index	-8.53%	+1.25%	+2.13%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

The Fund adopted the performance of the First Investors New Jersey Tax Exempt Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net

6

assets. Performance of the predecessor fund contained a 4.00% sales charge. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class
Total annual operating expenses (without fee waivers)	1.30%	1.05%
Net expenses (including fee waivers, if any)	0.84%	0.59%
Type of waiver	Contractual	Contractual

7

Performance summaries

Delaware Tax–Free New Jersey Fund

Performance of a $10,000 investment1

Class A shares

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Bloomberg Municipal Bond Index	$10,000	$12,348
Delaware Tax–Free New Jersey Fund — Class A shares	$9,600	$11,220

Institutional Class shares

For the period May 1, 2013 (inception date) through December 31, 2022

	Starting value	Ending value
Bloomberg Municipal Bond Index	$10,000	$12,160
Delaware Tax–Free New Jersey Fund — Institutional Class shares	$10,000	$11,737

8

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on December 31, 2012, and includes the effect of a 4.00% front-end sales charge (the sales charge of the predecessor fund) and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of December 31, 2012.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on May 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of May 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 6 through 9.

The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

The US Consumer Price Index (CPI), mentioned on page 2, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Gross domestic product, mentioned on page 2, is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FINJX	245912779
Institutional Class	FINLX	245912761

9

Performance summaries

Delaware Tax–Free Oregon Fund	December 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. May 4, 1992)
Excluding sales charge	-9.86%	+0.51%	+1.21%	—
Including sales charge	-13.93%	-0.31%	+0.80%	—
Institutional Class (Est. May 1, 2013)
Excluding sales charge	-9.58%	+0.79%	—	+1.32%
Including sales charge	-9.58%	+0.79%	—	+1.32%
Bloomberg Municipal Bond Index	-8.53%	+1.25%	+2.13%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 11. Performance would have been lower had expense limitations not been in effect.

The Fund adopted the performance of the First Investors Oregon Tax Exempt Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the

Predecessor Fund. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance of the predecessor fund contained a 4.00% sales charge. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than

10

what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax- free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class
Total annual operating expenses (without fee waivers)	1.18%	0.93%
Net expenses (including fee waivers, if any)	0.90%	0.65%
Type of waiver	Contractual	Contractual

11

Performance summaries

Delaware Tax–Free Oregon Fund

Performance of a $10,000 investment1

Class A shares

For the period December 31, 2012 through December 31, 2022

	Starting value	Ending value
Bloomberg Municipal Bond Index	$10,000	$12,348
Delaware Tax–Free Oregon Fund — Class A shares	$9,600	$10,833

Institutional Class shares

For the period May 1, 2013 (inception date) through December 31, 2022

	Starting value	Ending value
Bloomberg Municipal Bond Index	$10,000	$12,160
Delaware Tax–Free Oregon Fund — Institutional Class shares	$10,000	$11,352

12

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on December 31, 2012, and includes the effect of a 4.00% front-end sales charge (the sales charge of the predecessor fund) and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of December 31, 2012.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on May 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of May 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 11.

Please note additional details on pages 10 through 13.

The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

The US Consumer Price Index (CPI), mentioned on page 2, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Gross domestic product, mentioned on page 2, is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTORX	245912712
Institutional Class	FTOTX	245912696

13

Disclosure of Fund expenses

For the six-month period from July 1, 2022 to December 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

14

Delaware Tax–Free New Jersey Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22
Actual Fund return
Class A	$1,000.00	$989.10	0.84%	$4.21
Institutional Class	1,000.00	991.20	0.59%	2.96
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax–Free Oregon Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual Fund return†
Class A	$1,000.00	$987.00	0.90%	$4.51
Institutional Class	1,000.00	988.20	0.65%	3.26
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Institutional Class	1,000.00	1,021.93	0.65%	3.31

*“Expenses Paid During Period” are equal to the relevant Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

15

Security type / sector / state / territory allocations

Delaware Tax–Free New Jersey Fund	As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.89%
Corporate Revenue Bond	2.11%
Education Revenue Bonds	13.08%
Electric Revenue Bonds	2.05%
Healthcare Revenue Bonds	8.39%
Lease Revenue Bonds	20.24%
Local General Obligation Bonds	18.60%
Pre-Refunded Bond	1.81%
Resource Recovery Revenue Bond	0.92%
Special Tax Revenue Bonds	23.48%
State General Obligation Bonds	1.92%
Transportation Revenue Bonds	7.29%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax–Free New Jersey Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
New Jersey	83.82%
Puerto Rico	16.07%
Total Value of Securities	99.89%

16

Security type / sector / state / territory allocations

Delaware Tax–Free Oregon Fund	As of December 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.13%
Education Revenue Bonds	8.57%
Electric Revenue Bonds	2.54%
Healthcare Revenue Bonds	17.61%
Housing Revenue Bond	0.70%
Local General Obligation Bonds	25.03%
Pre-Refunded Bonds	3.57%
Special Tax Revenue Bonds	22.57%
State General Obligation Bonds	4.93%
Transportation Revenue Bonds	10.43%
Water & Sewer Revenue Bonds	1.18%
Short-Term Investments	1.14%
Total Value of Securities	98.27%
Receivables and Other Assets Net of Liabilities	1.73%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax–Free Oregon Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.59%
Oregon	82.73%
Puerto Rico	14.95%
Total Value of Securities	98.27%

17

Schedules of investments

Delaware Tax–Free New Jersey Fund	December 31, 2022

	Principal amount°	Value (US $)
Municipal Bonds — 99.89%
Corporate Revenue Bond — 2.11%
New Jersey Tobacco Settlement Financing
(Subordinate)
Series B 5.00% 6/1/46	500,000	$478,055
		478,055
Education Revenue Bonds — 13.08%
Camden County Improvement Authority Revenue
(Camden Prep High School Project)
144A 5.00% 7/15/62 #	400,000	374,940
(Kipp Cooper Norcross Academy - 2022 Project)
6.00% 6/15/62	250,000	258,858
New Jersey Educational Facilities Authority Revenue
(Montclair State University)
Series A 5.00% 7/1/39	1,000,000	1,016,570
Series D 5.00% 7/1/36	500,000	514,185
(Ramapo College)
Series A 5.00% 7/1/35 (AGM)	750,000	797,887
		2,962,440
Electric Revenue Bonds — 2.05%
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42 ‡	450,000	329,625
Series A 6.75% 7/1/36 ‡	180,000	135,000
		464,625
Healthcare Revenue Bonds — 8.39%
New Jersey Health Care Facilities Financing Authority Revenue
(Hackensack Meridian Health Obligated Group)
Series A 5.00% 7/1/35	750,000	801,750
(Valley Health System Obligated Group)
4.00%7/1/44	250,000	231,078
(Virtual Health)
Series C 2.00% 7/1/43 •	800,000	800,000
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority Revenue
(Hospital Auxilio Mutuo Obligated Group Project)
4.00% 7/1/39	75,000	66,408
		1,899,236
Lease Revenue Bonds — 20.24%
Garden State Preservation Trust Revenue
Series A 5.75% 11/1/28 (AGM)	1,000,000	1,099,720

18

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Hudson County Improvement Authority Revenue (Hudson County Lease Project) 5.375% 10/1/24 (AGM)	1,000,000	$1,043,700
Mercer County Improvement Authority Revenue (Courthouse Annex Project) 5.00% 9/1/40	500,000	522,290
New Jersey Economic Development Authority Revenue
Series QQQ 4.00% 6/15/50	350,000	294,826
(Transit Transportation Project) Series A 4.00% 11/1/44	700,000	616,245
New Jersey State Transportation Trust Fund Authority Revenue
Series BB 4.00% 6/15/50	500,000	421,180
(Capital Appreciation-Transportation System) Series A 2.48% 12/15/37 ^	470,000	231,259
(Capital Appreciation-Transportation System) Series A 1.499% 12/15/38 (BAM) ^	295,000	143,305
(Transportation Program) Series BB 4.00% 6/15/50	250,000	210,590
		4,583,115
Local General Obligation Bonds — 18.60%
Belleville Board of Education 4.00% 9/1/37 (BAM)	1,000,000	1,002,310
County of Hudson (Energy Savings Obligation) 4.00% 6/15/38	1,000,000	990,970
Ewing Township Board of Education 4.00% 7/15/36	1,000,000	1,013,790
Livingston Township School District 5.00% 7/15/37	750,000	783,787
Township of Montclair (Parking Utility Refunding Bonds) Series A 5.00% 1/1/37	415,000	421,217
		4,212,074
Pre-Refunded Bond — 1.81%
Bergen County Improvement Authority Revenue (Guaranteed Governmental Pooled Loan) Series B 5.00% 2/15/39-24 §	400,000	409,548
		409,548

19

Schedules of investments

Delaware Tax–Free New Jersey Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Resource Recovery Revenue Bond — 0.92%
Union County Improvement Authority Solid Waste Disposal Revenue (Aries Linden, LLC Project) 144A 6.75% 12/1/41 (AMT) #	250,000	$207,945
		207,945
Special Tax Revenue Bonds — 23.48%
Burlington County Bridge Commission Revenue (Governmental Loan Program) 4.00% 8/1/35	465,000	478,280
Camden County Improvement Authority Revenue (County Capital Program) Series A 5.00% 1/15/40	750,000	771,855
Commonwealth of Puerto Rico
(Subordinate) 2.289% 11/1/51 •	822,179	277,485
Series C 3.357% 11/1/43 •	1,205,131	528,752
Essex County Improvement Authority Revenue 5.50% 10/1/27 (NATL)	1,000,000	1,129,440
GDB Debt Recovery Authority of Puerto Rico Revenue (Taxable) 7.50% 8/20/40	947,674	793,677
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured) Series A-1 0.098% 7/1/46 ^	660,000	163,442
Series A-1 5.216% 7/1/51 ^	275,000	49,847
(Restructured)
Series A-1 4.75% 7/1/53	900,000	797,796
Series A-1 5.00% 7/1/58	360,000	327,755
		5,318,329
State General Obligation Bonds — 1.92%
Commonwealth of Puerto Rico (Restructured) Series A1 4.00% 7/1/41	215,412	169,279
New Jersey State (Covid-19 General Obligation) Series A 4.00% 6/1/32	250,000	266,475
		435,754
Transportation Revenue Bonds — 7.29%
New Jersey Turnpike Authority Revenue Series A 5.00% 1/1/48	500,000	522,275

20

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
New Jersey Turnpike Authority Revenue Series E 5.00% 1/1/45	500,000	$509,865
South Jersey Port Revenue (Subordinated Marine Terminal Revenue)
Series A 5.00% 1/1/49	425,000	425,055
Series B 5.00% 1/1/42 (AMT)	195,000	195,076
		1,652,271
Total Municipal Bonds (cost $23,247,958)		22,623,392
Total Value of Securities—99.89% (cost $23,247,958)		$22,623,392

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $582,885, which represents 2.57% of the Fund's net assets. See Note 9 in “Notes to financial statements."
‡	Non-income producing security. Security is currently in default.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax
BAM – Insured by Build America Mutual Assurance

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

21

Schedules of investments

Delaware Tax–Free New Jersey Fund

Summary of abbreviations: (continued)

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

NATL – Insured by National Public Finance Guarantee Corporation

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

22

Schedules of investments

Delaware Tax–Free Oregon Fund	December 31, 2022

	Principal amount°	Value (US $)
Municipal Bonds — 97.13%
Education Revenue Bonds — 8.57%
Oregon Health & Science University Revenue Series A 4.00% 7/1/44	600,000	$579,612
Oregon State Facilities Authority Revenue (Metro East Web Academy Project)
Series A 144A 5.00% 6/15/39 #	500,000	463,950
Series A 144A 5.00% 6/15/49 #	500,000	432,320
(Willamette University Projects) Series A 4.00% 10/1/51	500,000	409,840
University of Oregon General Revenue
Series A 3.50% 4/1/52 (BAM)	1,000,000	821,750
Series A 5.00% 4/1/45	1,000,000	1,033,440
		3,740,912
Electric Revenue Bonds — 2.54%
Guam Power Authority Revenue (Tax-Exempt Forward Delivery) Series A 5.00% 10/1/44	250,000	256,825
Puerto Rico Electric Power Authority Revenue
Series A 6.75% 7/1/36 ‡	240,000	180,000
Series TT 5.00% 7/1/32 ‡	380,000	278,350
Series XX 5.25% 7/1/40 ‡	535,000	393,225
		1,108,400
Healthcare Revenue Bonds — 17.61%
Clackamas County Hospital Facility Authority (Rose Villa Project) Series A 5.375% 11/15/55	500,000	440,475
Multnomah County Hospital Facility Authority (Mirabella at South Waterfront Project) Series A 5.40% 10/1/44	900,000	869,760
Oregon Health & Science University Revenue Series A 4.00% 7/1/51	620,000	588,268
Oregon State Facilities Authority Revenue (Providence Health & Services)
Series C 5.00% 10/1/45	1,650,000	1,672,242
(Samaritan Health Services Project) Series A 5.00% 10/1/40	750,000	764,130
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue (Hospital Auxilio Mutuo Obligated Group Project) 5.00% 7/1/35	360,000	386,690

23

Schedules of investments

Delaware Tax–Free Oregon Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Salem Hospital Facility Authority (Salem Health Projects)
Series A 4.00% 5/15/49	500,000	$461,250
Series A 5.00% 5/15/24	250,000	256,565
Series A 5.00% 5/15/39	450,000	470,255
Union County Hospital Facility Authority (Grande Ronde Hospital Project)
5.00% 7/1/40	100,000	101,315
5.00% 7/1/41	535,000	540,569
5.00% 7/1/47	500,000	501,715
Yamhill County Hospital Authority (Friendsview) Series A 5.00% 11/15/56	840,000	632,747
		7,685,981
Housing Revenue Bond — 0.70%
Home Forward Multifamily Housing Revenue (Gretchen Kafoury Commons) 5.00% 1/1/29	300,000	305,268
		305,268
Local General Obligation Bonds — 25.03%
Boardman, Oregon 2.125% 6/15/45 (BAM)	500,000	322,445
Clackamas County School District No. 12 North Clackamas Series B 5.00% 6/15/37	1,500,000	1,611,120
Columbia County School District No. 502 5.00% 6/15/36	575,000	618,585
Jackson County School District No. 5 Ashland 4.00% 6/15/37	350,000	356,696
Linn County Community School District No. 9 Lebanon 5.50% 6/15/27 (NATL)	1,000,000	1,117,510
Marion County School District No. 103 Woodburn 5.00% 6/1/30	300,000	339,099
Medford, Oregon Series A 2.00% 6/1/33	350,000	298,116
Multnomah-Clackamas Counties Centennial School District No. 28JT 4.00% 6/15/38	1,050,000	1,069,015
Newport, Oregon Series B 10.504% 6/1/29 (AGC) ^	1,225,000	979,584

24

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Portland, Oregon (Portland Building Project)
Series B 5.00% 6/15/34	1,000,000	$1,107,510
(Transportation Projects) Series A 3.00% 10/1/33	300,000	286,251
Salem-Keizer School District No. 24J
5.00% 6/15/33	1,000,000	1,109,260
Series B 5.00% 6/15/30	525,000	605,330
Washington County Oregon School District No. 15 Forest Grove Series B 5.08% 6/15/23 ^	500,000	492,920
Washington-Multnomah Counties Beaverton School District No. 48J Series B 5.00% 6/15/52	560,000	613,642
		10,927,083
Pre-Refunded Bonds — 3.57%
Marion County School District No. 103 Woodburn 5.00% 6/15/35-25 §	500,000	527,990
Umatilla County Oregon School District No. 16R Pendleton Series A 5.00% 6/15/33-24 §	1,000,000	1,031,690
		1,559,680
Special Tax Revenue Bonds — 22.57%
Commonwealth of Puerto Rico
0.01% 11/1/51 •	1,067,007	360,115
(Subordinate) Series C 2.646% 11/1/43 •	988,809	433,840
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	1,483,128	1,242,120
Oregon State Bond Bank Revenue (Oregon Business Development Department) Series A 5.00% 1/1/32	250,000	265,528
Oregon State Department Administrative Services Lottery Revenue
Series A 5.00% 4/1/35	1,000,000	1,044,220
Series A 5.00% 4/1/41	580,000	642,280
Puerto Rico Sales Tax Financing Revenue (Capital Appreciation - Restructured)
Series A-1 0.99% 7/1/51 ^	1,533,000	277,872
Series A-1 5.387% 7/1/46 ^	1,175,000	290,977
(Restructured) Series A-1 4.75% 7/1/53	2,415,000	2,140,753

25

Schedules of investments

Delaware Tax–Free Oregon Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Sales Tax Financing Revenue (Restructured) Series A-2 4.329% 7/1/40	550,000	$496,831
Salem Hospital Facility Authority (Salem Health Projects) Series A 4.00% 5/15/41	870,000	837,940
Tri-County Metropolitan Transportation District of Oregon
Series A 4.00% 9/1/40	245,000	245,874
Series A 5.00% 9/1/38	500,000	550,760
(Sustainability Bonds) Series A 3.00% 9/1/37	255,000	226,106
Series A 4.00% 9/1/41	795,000	799,500
		9,854,716
State General Obligation Bonds — 4.93%
Commonwealth of Puerto Rico (Restructured) Series A-1 4.00% 7/1/37	53,310	43,747
Oregon State
Series C 5.00% 6/1/41	650,000	726,369
Series F 5.00% 8/1/43	275,000	303,435
(Article XI-Q State Projects) Series A 5.00% 5/1/44	1,000,000	1,076,900
		2,150,451
Transportation Revenue Bonds — 10.43%
Oregon State Department of Transportation
Series A 5.25% 11/15/47	1,000,000	1,117,070
(Subordinate) Series A 4.00% 11/15/38	300,000	303,729
Series A 5.00% 11/15/35	500,000	559,475
Series A 5.00% 11/15/39	400,000	442,772
Port of Portland Oregon Airport Revenue
5.00% 7/1/42 (AMT)	1,100,000	1,117,842
Series 28 4.00% 7/1/47 (AMT)	555,000	490,409
(Portland International Airport) 5.00% 7/1/31	500,000	523,355
		4,554,652

26

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds — 1.18%
Hermiston, Oregon Water & Sewer System Revenue 5.00% 11/1/34 (AGM)	500,000	$517,170
		517,170
Total Municipal Bonds (cost $43,507,625)		42,404,313

Short-Term Investments — 1.14%
Variable Rate Demand Note — 1.14%¤
Oregon State Facilities Authority Revenue (PeaceHealth) Series B 3.46% 8/1/34 (LOC - TD Bank N.A.)	500,000	500,000
Total Short-Term Investments (cost $500,000)		500,000
Total Value of Securities—98.27%
(cost $44,007,625)		$42,904,313

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $896,270, which represents 2.05% of the Fund's net assets. See Note 9 in “Notes to financial statements."
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

27

Schedules of investments

Delaware Tax–Free Oregon Fund

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of December 31, 2022.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

28

Statements of assets and liabilities	December 31, 2022

	Delaware Tax–Free New Jersey Fund	Delaware Tax–Free Oregon Fund
Assets:
Investments, at value*	$22,623,392	$42,904,313
Cash	111,572	386,309
Interest receivable	346,753	433,298
Receivable for fund shares sold	88,989	70,226
Prepaid expenses	1,068	2,340
Other assets	181	279
Total Assets	23,171,955	43,796,765
Liabilities:
Payable for securities purchased	305,851	—
Payable for fund shares redeemed	130,650	28,752
Other accrued expenses	78,234	87,332
Administration expenses payable to affiliates	5,081	5,654
Distribution payable	4,170	6,333
Distribution fees payable to affiliates	298	582
Investment management fees payable to affiliates	18	10,695
Total Liabilities	524,302	139,348
Total Net Assets	$22,647,653	$43,657,417

Net Assets Consist of:
Paid-in capital	$23,321,603	$45,746,523
Total distributable earnings (loss)	(673,950)	(2,089,106)
Total Net Assets	$22,647,653	$43,657,417

29

Statements of assets and liabilities

	Delaware Tax–Free New Jersey Fund	Delaware Tax–Free Oregon Fund
Net Asset Value
Class A:
Net assets	$20,254,626	$33,102,809
Shares of beneficial interest outstanding, unlimited authorization, no par	1,816,133	2,747,982
Net asset value per share	$11.15	$12.05
Sales charge	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$11.68	$12.62
Institutional Class:
Net assets	$2,393,027	$10,554,608
Shares of beneficial interest outstanding, unlimited authorization, no par	214,873	877,505
Net asset value per share	$11.14	$12.03

*Investments, at cost	$23,247,958	$44,007,625

See accompanying notes, which are an integral part of the financial statements.

30

Statements of operations	Year ended December 31, 2022

	Delaware Tax–Free New Jersey Fund	Delaware Tax–Free Oregon Fund
Investment Income:
Interest	$921,606	$1,453,086
Expenses:
Management fees	133,836	212,134
Distribution expenses — Class A	53,136	80,304
Accounting and administration expenses	42,837	45,097
Audit and tax fees	40,625	40,625
Dividend disbursing and transfer agent fees and expenses	16,041	20,869
Reports and statements to shareholders expenses	15,440	19,674
Legal fees	3,555	5,139
Registration fees	2,243	2,738
Custodian fees	1,033	1,577
Trustees’ fees and expenses	941	1,327
Other	10,794	12,137
	320,481	441,621
Less expenses waived	(123,480)	(110,186)
Less expenses paid indirectly	(55)	(64)
Total operating expenses	196,946	331,371
Net Investment Income (Loss)	724,660	1,121,715
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(48,457)	(439,728)
Net change in unrealized appreciation (depreciation) on investments	(3,370,393)	(4,659,001)
Net Realized and Unrealized Gain (Loss)	(3,418,850)	(5,098,729)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,694,190)	$(3,977,014)

See accompanying notes, which are an integral part of the financial statements.

31

Statements of changes in net assets

Delaware Tax–Free New Jersey Fund

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$724,660	$663,631
Net realized gain (loss)	(48,457)	373,003
Net change in unrealized appreciation (depreciation)	(3,370,393)	(127,153)
Net increase (decrease) in net assets resulting from operations	(2,694,190)	909,481
Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(644,879)	(1,057,312)
Institutional Class	(97,388)	(87,975)
	(742,267)	(1,145,287)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,743,050	904,730
Institutional Class	5,609,820	231,775
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	591,945	973,194
Institutional Class	97,252	87,901
	8,042,067	2,197,600
Cost of shares redeemed:
Class A	(3,872,700)	(5,408,606)
Institutional Class	(4,870,541)	(275,802)
	(8,743,241)	(5,684,408)
Decrease in net assets derived from capital share transactions	(701,174)	(3,486,808)
Net Decrease in Net Assets	(4,137,631)	(3,722,614)
Net Assets:
Beginning of year	26,785,284	30,507,898
End of year	$22,647,653	$26,785,284

See accompanying notes, which are an integral part of the financial statements.

32

Statements of changes in net assets

Delaware Tax–Free Oregon Fund

	Year ended
	12/31/22	12/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,121,715	$1,016,000
Net realized gain (loss)	(439,728)	(69,982)
Net change in unrealized appreciation (depreciation)	(4,659,001)	217,123
Net increase (decrease) in net assets resulting from operations	(3,977,014)	1,163,141
Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(919,010)	(901,796)
Institutional Class	(202,705)	(114,204)
	(1,121,715)	(1,016,000)
Capital Share Transactions:
Proceeds from shares sold:
Class A	5,887,046	1,726,889
Institutional Class	11,361,819	1,384,411
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	836,936	810,511
Institutional Class	202,722	114,207
	18,288,523	4,036,018
Cost of shares redeemed:
Class A	(5,412,437)	(4,750,657)
Institutional Class	(5,284,592)	(121,883)
	(10,697,029)	(4,872,540)
Increase (decrease) in net assets derived from capital share transactions	7,591,494	(836,522)
Net Increase (Decrease) in Net Assets	2,492,765	(689,381)
Net Assets:
Beginning of year	41,164,652	41,854,033
End of year	$43,657,417	$41,164,652

See accompanying notes, which are an integral part of the financial statements.

33

Financial highlights

Delaware Tax–Free New Jersey Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	On October 4, 2019, Class A shares of First Investors New Jersey Tax Exempt Fund were reorganized into Class A shares of Delaware Tax–Free New Jersey Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors New Jersey Tax Exempt Fund Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended
12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
$12.74	$12.86	$12.88	$12.40	$12.78

0.34	0.30	0.31	0.34	0.41
(1.57)	0.11	0.33	0.48	(0.38)
(1.23)	0.41	0.64	0.82	0.03

(0.35)	(0.30)	(0.31)	(0.34)	(0.41)
(0.01)	(0.23)	(0.35)	—	—
(0.36)	(0.53)	(0.66)	(0.34)	(0.41)

$11.15	$12.74	$12.86	$12.88	$12.40

(9.75% )	3.28%	5.10%	6.68%	0.29%

$20,255	$24,742	$28,488	$39,479	$43,895
0.84%	0.86%	0.90%	0.96%	0.95%
1.35%	1.30%	1.25%	1.07%	0.98%
2.96%	2.35%	2.44%	2.67%	3.31%
2.45%	1.91%	2.09%	2.56%	3.28%
44%	7%	21%	47% [4]	20%

35

Financial highlights

Delaware Tax–Free New Jersey Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	On October 4, 2019, Advisor Class shares of First Investors New Jersey Tax Exempt Fund were reorganized into Institutional Class shares of Delaware Tax–Free New Jersey Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors New Jersey Tax Exempt Fund Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

36

Year ended
12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
$12.72	$12.84	$12.87	$12.38	$12.76

0.37	0.33	0.34	0.37	0.44
(1.57)	0.11	0.32	0.49	(0.37)
(1.20)	0.44	0.66	0.86	0.07

(0.37)	(0.33)	(0.34)	(0.37)	(0.45)
(0.01)	(0.23)	(0.35)	—	—
(0.38)	(0.56)	(0.69)	(0.37)	(0.45)

$11.14	$12.72	$12.84	$12.87	$12.38

(9.46% )	3.53%	5.25%	7.00%	0.56%

$2,393	$2,043	$2,020	$2,385	$3,251
0.59%	0.62%	0.68%	0.73%	0.68%
1.08%	1.05%	1.00%	0.82%	0.71%
3.13%	2.59%	2.66%	2.89%	3.57%
2.64%	2.16%	2.34%	2.80%	3.54%
44%	7%	21%	47% [4]	20%

37

Financial highlights

Delaware Tax–Free Oregon Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	On October 4, 2019, Class A shares of First Investors Oregon Tax Exempt Fund were reorganized into Class A shares of Delaware Tax–Free Oregon Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Oregon Tax Exempt Fund Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

38

Year ended
12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
$13.76	$13.71	$13.42	$13.01	$13.39

0.36	0.33	0.33	0.33	0.37
(1.71)	0.05	0.29	0.42	(0.38)
(1.35)	0.38	0.62	0.75	(0.01)

(0.36)	(0.33)	(0.33)	(0.34)	(0.37)
(0.36)	(0.33)	(0.33)	(0.34)	(0.37)

$12.05	$13.76	$13.71	$13.42	$13.01

(9.86% )	2.82%	4.70%	5.78%	(0.04% )

$33,102	$36,216	$38,295	$43,911	$48,527
0.90%	0.90%	0.91%	0.95%	0.96%
1.19%	1.18%	1.19%	1.05%	0.99%
2.86%	2.40%	2.46%	2.49%	2.84%
2.57%	2.12%	2.18%	2.39%	2.81%
44%	12%	25%	50%	49%

39

Financial highlights

Delaware Tax–Free Oregon Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	On October 4, 2019, Advisor Class shares of First Investors Oregon Tax Exempt Fund were reorganized into Institutional Class shares of Delaware Tax–Free Oregon Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Oregon Tax Exempt Fund Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

40

Year ended
12/31/22	12/31/21	12/31/20	12/31/19[1]	12/31/18
$13.73	$13.69	$13.40	$12.99	$13.36

0.39	0.36	0.37	0.37	0.41
(1.70)	0.04	0.29	0.41	(0.37)
(1.31)	0.40	0.66	0.78	0.04

(0.39)	(0.36)	(0.37)	(0.37)	(0.41)
(0.39)	(0.36)	(0.37)	(0.37)	(0.41)

$12.03	$13.73	$13.69	$13.40	$12.99

(9.58% )	3.00%	4.96%	6.03%	0.33%

$10,555	$4,949	$3,559	$2,953	$4,605
0.65%	0.65%	0.66%	0.70%	0.66%
0.94%	0.93%	0.94%	0.78%	0.69%
3.14%	2.65%	2.71%	2.76%	3.13%
2.85%	2.37%	2.43%	2.68%	3.10%
44%	12%	25%	50%	49%

41

Notes to financial statements

Delaware Funds by Macquarie® tax-exempt funds	December 31, 2022

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Limited-Term Diversified Income Fund, Delaware Tax-Free New Jersey Fund, and Delaware Tax-Free Oregon Fund. These financial statements and the related notes pertain to Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Oregon Fund (each a Fund, or collectively, the Funds). Delaware Limited-Term Diversified Income Fund is included in a separate report. Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) or a predecessor distributor paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares of the Funds purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or if DDLP paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares, for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Funds' Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment

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company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019–December 31, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than

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Notes to financial statements

Delaware Funds by Macquarie® tax-exempt funds

1. Significant Accounting Policies (continued)

$1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

	Delaware Tax–Free New Jersey Fund	Delaware Tax–Free Oregon Fund
On the first $500 million	0.5500%	0.5500%
On the next $500 million	0.5000%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%
In excess of $2.5 billion	0.4250%	0.4250%

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from January 1, 2022 through December 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets (per annum)
Delaware Tax–Free New Jersey Fund	0.59%
Delaware Tax–Free Oregon Fund	0.65%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the

44

remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended December 31, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Tax–Free New Jersey Fund	$7,211
Delaware Tax–Free Oregon Fund	7,671

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Tax–Free New Jersey Fund	$2,718
Delaware Tax–Free Oregon Fund	4,758

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended December 31, 2022, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Tax–Free New Jersey Fund	$2,457
Delaware Tax–Free Oregon Fund	2,723

45

Notes to financial statements

Delaware Funds by Macquarie® tax-exempt funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended December 31, 2022, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Tax–Free New Jersey Fund	$514
Delaware Tax–Free Oregon Fund	940

For the year ended December 31, 2022, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A
Delaware Tax–Free New Jersey Fund	$147
Delaware Tax–Free Oregon Fund	—

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended December 31, 2022, were executed by each Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Funds’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2022, the Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Tax–Free New Jersey Fund	$1,966,739	$3,773,499	$(21,088)
Delaware Tax–Free Oregon Fund	5,421,871	5,016,226	(44,897)

*	The aggregate contractual waiver period covering this report is from April 30, 2021 through April 29, 2023.

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3. Investments

For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Sales other than US government securities
Delaware Tax–Free New Jersey Fund	$10,461,481	$11,320,342
Delaware Tax–Free Oregon Fund	24,002,818	16,750,314

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments	Aggregate unrealized appreciation of investments	Aggregate unrealized depreciation of investments	Net unrealized appreciation (depreciation) of investments
Delaware Tax–Free New Jersey Fund	$23,252,297	$311,112	$(940,017)	$(628,905)
Delaware Tax–Free Oregon Fund	44,053,697	533,419	(1,682,803)	(1,149,384)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities,

47

Notes to financial statements

Delaware Funds by Macquarie® tax-exempt funds

3. Investments (continued)

prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including each Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:

Delaware Tax–Free New Jersey Fund
Level 2
Securities
Assets:
Municipal Bonds	$22,623,392
Total Value of Securities	$22,623,392

Delaware Tax–Free Oregon Fund
Level 2
Securities
Assets:
Municipal Bonds	$42,404,313
Short-Term Investments	500,000
Total Value of Securities	$42,904,313

During the year ended December 31, 2022, there were no transfers into or out of Level 3 investments. Each Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Fund's net assets. During the year ended December 31, 2022, there were no Level 3 investments.

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4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Tax-exempt income	Ordinary income	Long-term capital gains	Total
Year ended December 31, 2022:
Delaware Tax–Free New Jersey Fund	$710,952	$14,516	$16,799	$742,267
Delaware Tax–Free Oregon Fund	1,101,604	20,111	—	1,121,715
Year ended December 31, 2021:
Delaware Tax–Free New Jersey Fund	661,809	14,793	468,685	1,145,287
Delaware Tax–Free Oregon Fund	1,013,122	2,878	—	1,016,000

5. Components of Net Assets on a Tax Basis

As of December 31, 2022, the components of net assets on a tax basis were as follows:

	Delaware Tax–Free New Jersey Fund	Delaware Tax–Free Oregon Fund
Shares of beneficial interest	$23,321,603	$45,746,523
Undistributed tax-exempt income	—	173
Distributions payable	(808)	—
Capital loss carryforwards	(44,749)	(955,215)
Net unrealized depreciation of investments and foreign currencies	(628,393)	(1,134,064)
Net assets	$22,647,653	$43,657,417

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2022, the Funds had no reclassifications.

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Notes to financial statements

Delaware Funds by Macquarie® tax-exempt funds

5. Components of Net Assets on a Tax Basis (continued)

At December 31, 2022, capital loss carryforwards available to offset future realized capital gains, are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Tax–Free New Jersey Fund	$44,749	$—	$44,749
Delaware Tax–Free Oregon Fund	751,763	203,452	955,215

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax–Free New Jersey Fund		Delaware Tax–Free Oregon Fund
	Year ended
	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Class A	152,884	70,165	479,410	126,190
Institutional Class	463,646	17,950	929,548	100,837
Shares issued upon reinvestment of dividends and distributions:
Class A	51,334	75,909	67,216	59,007
Institutional Class	8,372	6,866	16,400	8,327
	676,236	170,890	1,492,574	294,361
Shares redeemed:
Class A	(330,718)	(419,079)	(431,424)	(345,912)
Institutional Class	(417,804)	(21,497)	(428,756)	(8,885)
	(748,522)	(440,576)	(860,180)	(354,797)
Net increase (decrease)	(72,286)	(269,686)	632,394	(60,436)

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually,

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and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

Each Fund had no amounts outstanding as of December 31, 2022, or at any time during the year then ended.

8. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other

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Notes to financial statements

Delaware Funds by Macquarie® tax-exempt funds

8. Securities Lending (continued)

bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund's cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended December 31, 2022, each Fund had no securities out on loan.

9. Credit and Market Risks

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

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When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states or US territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

Each Fund invests a portion of its assets in high yield municipal fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities

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Notes to financial statements

Delaware Funds by Macquarie® tax-exempt funds

9. Credit and Market Risks (continued)

are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issuer’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

10. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial

54

Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2022, that would require recognition or disclosure in the Funds' financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds and Shareholders of Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Oregon Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Oregon Fund (two of the series constituting Delaware Group® Limited-Term Government Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the four years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 23, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

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Other Fund information (Unaudited)

Delaware Funds by Macquarie® tax-exempt funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2022, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax–Free New Jersey Fund	2.26%	1.96%	95.78%	100.00%
Delaware Tax–Free Oregon Fund	—	1.79%	98.21%	100.00%

(A), (B), and (C) are based on a percentage of each Fund’s total distributions.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Tax-Free New Jersey Fund and Delaware Tax-Free Oregon Fund (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of

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Other Fund information (Unaudited)

Delaware Funds by Macquarie® tax-exempt funds

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

the Investment Management Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company

58

data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2021.

Delaware Tax-Free New Jersey Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional New Jersey municipal debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile and for the 5-and 10-year periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was above the median and for the 5- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and slightly underperformed its benchmark index for the 5- and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board noted that the Fund was generally performing in line with its Performance Universe and its benchmark during the periods under review.

Delaware Tax-Free Oregon Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5-and 10-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of October 2019. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review.

Comparative expenses. The Board received and considered expense data for the Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred each Fund were compared with the contractual management fees (assuming all funds were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

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Other Fund information (Unaudited)

Delaware Funds by Macquarie® tax-exempt funds

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Delaware Tax-Free New Jersey Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Delaware Tax-Free Oregon Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the

60

performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement for an additional one-year period.

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Fund’s most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

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Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	126	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	126	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	126	Private Investor (2011–Present)	None

63

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	126	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	126	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia (2020–Present) FS Credit Real Estate Income Trust, Inc. (2018–Present) vTv Therapeutics Inc. (2017–Present) Community Health Systems (2004–Present) Drexel Morgan & Co. (2015–2019)

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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	126	University of Oklahoma -President (2020–Present) -Interim President (2019–2020) -Vice President and Dean, College of Law (2010–2019) Brookhaven Investments LLC (commercial enterprises) -Managing Member (2019–Present) St. Clair, LLC (commercial enterprises) -Managing Member (2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

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Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	126	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc. (2021-Present) Sera Prognostics Inc. (biotechnology) (2021-Present) Recology (resource recovery) (2021-Present) Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present) National Association of Corporate Directors (2017-Present) Ivy Funds Complex (2019-2021) American Shared Hospital Services (medical device) (2017-2021) Westar Energy (utility) (2004-2018)

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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	126	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National Association of Corporate Directors (2021-Present) Callon Petroleum Company (2019-Present) Camden Property Trust (2011-Present) New Senior Investment Group Inc. (2021) Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	126	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

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Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	126	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund (2013–2021), The Merger Fund VL (2013–2021), WCM Alternatives: Event-Driven Fund (2013–2021), and WCM Alternatives: Credit Event Fund (2017–2021) Grange Insurance (2013–Present) H&R Block Corporation (2008–Present)

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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	126	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	126	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	126	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

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Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	126	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $123,940 for the fiscal year ended December 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $113,706 for the fiscal year ended December 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $16,854 for the fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,750 for the fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 9, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 9, 2023